1933 Act File No. 2-94560
                                          1940 Act File No. 811-4154

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    X

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 48                X

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                               Amendment No. 48                        X

                           EVERGREEN INVESTMENT TRUST
                          (formerly First Union Funds)

               (Exact Name of Registrant as Specified in Charter)

              2500 Westchester Avenue, Purchase, New York 10577
                    (Address of Principal Executive Offices)

                                 (914) 694-2020
                         (Registrant's Telephone Number)

                           James P. Wallin, Esquire,
                             2500 Westchester Avenue
                            Purchase, New York 10577
                     (Name and Address of Agent for Service)

                                   Copies to:

                             Robert N. Hickey, Esquire
                              Sullivan & Worcester
                           1025 Connecticut Ave., N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box) / / Immediately upon filing pursuant to paragraph (b) or / / on (date) pursuant to paragraph (b) or /x/ 60 days after filing pursuant to paragraph (a)(i) or / / on (date) pursuant to paragraph (a)(i) or / / 75 days after filing pursuant to paragraph (a)(ii) or / / on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment
/ / 60 days after filing pursuant to paragraph (a)(i) / / on (date) pursuant to paragraph (a)(i)


Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

/X/ filed the Notice required by that Rule for the series
    herein on December 29, 1996; or
/ / intends to file the Notice required by that Rule on or about (date); or / / during the most recent fiscal year did not sell any securities pursuant to
    Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.



                          CROSS REFERENCE SHEET
     This Amendment to the Registration Statement of EVERGREEN INVESTMENT TRUST, formerly known as FIRST UNION FUNDS, is comprised of two of the Trust's portfolios: (1) Evergreen Emerging Markets Fund (formerly, First Union Emerging Markets Portfolio) and (2) Evergreen International Equity Fund (formerly, First Union International Portfolio) Both of the portfolios consist of four separate classes of shares: (a) Class Y Shares, (b) Class A Shares, (c) Class B Shares, and (d) Class C Shares.


                              CROSS REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.                                       Location in Prospectus(es)

Part A

Item 1.   Cover Page                                Cover Page

Item 2.   Synopsis and Fee Table                    Overview of the Fund(s);
                                                    Expense Information

Item 3.   Condensed Financial Information           Financial Highlights

Item 4.   General Description of Registrant         Cover Page; Description of
                                                      the Funds; General
                                                      Information

Item 5.   Management of the Fund                    Management of the Fund(s);
                                                      General Information


Item 6.   Capital Stock and Other Securities        Dividends, Distributions and
                                                      Taxes; General
                                                      Information

Item 7.   Purchase of Securities Being Offered      Purchase and Redemption of
                                                      Shares

Item 8.   Redemption or Repurchase                  Purchase and Redemption of
                                                      Shares

Item 9.   Pending Legal Proceedings                 Not Applicable

                                                    Location in Statement of
Part B                                                Additional Information

Item 10.  Cover Page                                Cover Page

Item 11.  Table of Contents                         Table of Contents

Item 12.  General Information and History           Not Applicable

Item 13.  Investment Objectives and Policies        Investment Objectives and
                                                      Policies;Investment
                                                      Restrictions; Other
                                                      Restrictions and
                                                      Operating Policies

Item 14.  Management of the Fund                    Management

Item 15.  Control Persons and Principal             Management
           Holders of Securities

Item 16.  Investment Advisory and Other Services    Investment Adviser;
                                                    Purchase of Shares

Item 17.  Brokerage Allocation                      Allocation of Brokerage

Item 18.  Capital Stock and Other Securities        Purchase of Shares

Item 19.  Purchase, Redemption and Pricing of       Distribution Plans; Purchase
          Securities Being Offered                    of Shares; Net Asset Value

Item 20.  Tax Status                                Additional Tax Information

Item 21.  Underwriters                              Distribution Plans; Purchase
                                                      of Shares

Item 22.  Calculation of Performance Data           Performance Information

Item 23.  Financial Statements                      Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

*******************************************************************************

  PROSPECTUS                                                    March 3, 1997

  EVERGREEN(SM) INTERNATIONAL/GLOBAL GROWTH FUNDS    (Evergreen Logo Goes Here)
  EVERGREEN EMERGING MARKETS GROWTH FUND
  EVERGREEN INTERNATIONAL EQUITY FUND
  EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
  EVERGREEN GLOBAL LEADERS FUND
  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES
           The Evergreen International/Global Growth Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide capital growth and diversification. This Prospectus provides information regarding the Class A, Class B and Class C shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.
           A Statement of Additional Information for the Funds dated March 3, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 807-2940. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.
  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF
  ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED
  OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
  INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        5
DESCRIPTION OF THE FUNDS                                   12
         Investment Objectives and Policies                12
         Investment Practices and Restrictions             14
MANAGEMENT OF THE FUNDS                                    20
         Investment Advisers                               20
         Sub-Advisers                                      22
         Distribution Plans and Agreements                 22
PURCHASE AND REDEMPTION OF SHARES                          23
         How to Buy Shares                                 23
         How to Redeem Shares                              26
         Exchange Privilege                                27
         Shareholder Services                              28
         Effect of Banking Laws                            28
OTHER INFORMATION                                          29
         Dividends, Distributions and Taxes                29
         General Information                               30

                             OVERVIEW OF THE FUNDS
       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".
       The investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset Management Corp. is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank of North Carolina serves as investment adviser to EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN INTERNATIONAL EQUITY FUND.
       EVERGREEN EMERGING MARKETS GROWTH FUND seeks to provide long-term capital appreciation. The EVERGREEN EMERGING MARKETS GROWTH FUND invests in equity securities of issuers located in countries with emerging markets.
       EVERGREEN INTERNATIONAL EQUITY FUND seeks to provide long-term capital appreciation. The EVERGREEN INTERNATIONAL EQUITY FUND invests in equity securities of non-U.S. issuers.
       EVERGREEN GLOBAL REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. It invests primarily in equity securities of United States and non-United States companies which are principally engaged in the real estate industry or which own significant real estate assets. It will not purchase direct interests in real estate.
       EVERGREEN GLOBAL LEADERS FUND seeks to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund's investment adviser will attempt to screen the largest companies in the world's major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria, including those with the highest return on equity and consistent earnings growth.
       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.
                                       2

                              EXPENSE INFORMATION
       The table set forth below summarizes the shareholder transaction costs associated with an investment in each Class A, Class B and Class C Shares of a Fund. For further information see "Purchase and Redemption of Shares" and "General Information -- Other Classes of Shares".

SHAREHOLDER TRANSACTION EXPENSES                     Class A Shares                  Class B Shares                Class C Shares
Maximum Sales Charge Imposed on Purchases
(as a % of offering price)                                4.75%                           None                            None
Sales Charge on Dividend Reinvestments                     None                           None                            None
Contingent Deferred Sales Charge                                           5% during the first year, 4% during the    1% during the
(as a % of original purchase price or redemption                       second year, 3% during the third and fourth      first year
proceeds, whichever is lower)                                           years, 2% during the fifth year, 1% during        and 0%
                                                           None         the sixth year and 0% after the sixth year      thereafter
Redemption Fee                                             None                           None                            None
Exchange Fee                                               None                           None                            None

       The following tables show for each Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to each Class of Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment in each Class for the periods specified assuming
(i) a 5% annual return, and (ii) redemption at the end of each period and, additionally for Class B and C, no redemption at the end of each period.
       In the following examples (i) the expenses for Class A Shares assume deduction of the maximum 4.75% sales charge at the time of purchase, (ii) the expenses for Class B Shares and Class C Shares assume deduction at the time of redemption (if applicable) of the maximum contingent deferred sales charge applicable for that time period, and (iii) the expenses for Class B Shares reflect the conversion to Class A Shares eight years after purchase (years eight through ten, therefore, reflect Class A expenses).
EVERGREEN EMERGING MARKETS GROWTH FUND

                                                                                                   EXAMPLES
                            ANNUAL OPERATING EXPENSES**                       ASSUMING REDEMPTION AT END OF       ASSUMING NO
                                                                                         PERIOD                    REDEMPTION
                           CLASS A    CLASS B    CLASS C                      CLASS A    CLASS B    CLASS C    CLASS B    CLASS C
Management Fees             1.50%      1.50%      1.50%    After 1 Year        $  69      $  80      $  40      $  30      $  30
12b-1 Fees*                  .25%       .75%       .75%    After 3 Years       $ 114      $ 123      $  93      $  93      $  93
Shareholder Service Fees       --       .25%       .25%    After 5 Years       $ 162      $ 178      $ 158      $ 158      $ 158
Other Expenses***            .50%       .50%       .50%    After 10 Years      $ 294      $ 306      $ 332      $ 306      $ 332
Total                       2.25%      3.00%      3.00%

EVERGREEN INTERNATIONAL EQUITY FUND

                                                                                                   EXAMPLES
                            ANNUAL OPERATING EXPENSES**                       ASSUMING REDEMPTION AT END OF       ASSUMING NO
                                                                                         PERIOD                    REDEMPTION
                           CLASS A    CLASS B    CLASS C                      CLASS A    CLASS B    CLASS C    CLASS B    CLASS C
Management Fees              .77%       .77%       .77%    After 1 Year        $  62      $  73      $  33      $  23      $  23
12b-1 Fees*                  .25%       .75%       .75%    After 3 Years       $  93      $ 100      $  70      $  70      $  70
Shareholder Service Fees       --       .25%       .25%    After 5 Years       $ 125      $ 140      $ 120      $ 120      $ 120
Other Expenses***            .48%       .48%       .48%    After 10 Years      $ 218      $ 231      $ 258      $ 231      $ 258
Total                       1.50%      2.25%      2.25%

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

                                                                                                   EXAMPLES
                            ANNUAL OPERATING EXPENSES**                       ASSUMING REDEMPTION AT END OF       ASSUMING NO
                                                                                         PERIOD                    REDEMPTION
                           CLASS A    CLASS B    CLASS C                      CLASS A    CLASS B    CLASS C    CLASS B    CLASS C
Management Fees             1.00%      1.00%      1.00%    After 1 Year        $  66      $  77      $  37      $  27      $  27
12b-1 Fees*                  .25%      1.00%      1.00%    After 3 Years       $ 105      $ 113      $  83      $  83      $  83
Other Expenses               .67%       .67%       .67%    After 5 Years       $ 146      $ 161      $ 141      $ 141      $ 141
Total                       1.92%      2.67%      2.67%    After 10 Years      $ 261      $ 274      $ 300      $ 274      $ 300

EVERGREEN GLOBAL LEADERS FUND

                                                                                                   EXAMPLES
                            ANNUAL OPERATING EXPENSES**                       ASSUMING REDEMPTION AT END OF       ASSUMING NO
                                                                                         PERIOD                    REDEMPTION
                           CLASS A    CLASS B    CLASS C                      CLASS A    CLASS B    CLASS C    CLASS B    CLASS C
Management Fees              .95%       .95%       .95%    After 1 Year        $  67      $  78      $  38      $  28      $  28
12b-1 Fees*                  .25%      1.00%      1.00%    After 3 Years       $ 107      $ 115      $  85      $  85      $  85
Other Expenses ***           .80%       .80%       .80%    After 5 Years       $ 150      $ 165      $ 145      $ 145      $ 145
Total                       2.00%      2.75%      2.75%    After 10 Years      $ 269      $ 282      $ 308      $ 282      $ 308

 * Class A Shares can pay up to .75 of 1% of average net assets as a 12b-1 Fee. For the foreseeable future, the Class A 12b-1 Fees will be limited to .25 of 1% of average net assets. For Class B and Class C Shares of EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, a portion of the 12b-1 Fees equivalent to .25 of 1% of average net assets will be shareholder servicing-related. Distribution-related 12b-1 Fees will be limited to .75 of 1% of average net assets as permitted under the rules of the National Association of Securities Dealers, Inc.
 ** The annual operating expenses and examples do not reflect certain fee waivers and expense reimbursements for the most recent fiscal period. Actual expenses net of fee waivers and expense reimbursements for the fiscal period ended October 31, 1996 for Class A, B and C Shares were as follows:

                                                              CLASS A    CLASS B    CLASS C
Evergreen Emerging Markets Growth Fund                          1.74%      2.50%      2.51%
Evergreen International Equity Fund                             1.24%      2.00%      1.99%
Evergreen Global Real Estate Equity Fund                        1.79%      2.56%      2.54%
Evergreen Global Leaders Fund                                   1.75%      2.50%      2.50%

*** Reflects agreements by the investment advisers to limit operating expenses
    (including investment advisory fees, but excluding interest, taxes, brokerage commissions, Rule 12b-1 Fees, shareholder servicing fees and extraordinary expenses) of Evergreen Emerging Markets Growth Fund, Evergreen International Equity Fund and Evergreen Global Leaders Fund to 2.00%, 1.25% and 1.75% for the forseeable future. Absent such agreements, the actual annual operating expenses for each Fund for the year ended October 31, 1996 were as follows:

                                                              CLASS A    CLASS B    CLASS C
Evergreen Emerging Markets Growth Fund                          3.58%      4.34%      4.31%
Evergreen International Equity Fund                             1.66%      2.42%      2.43%
Evergreen Global Leaders Fund                                   2.16%      2.93%      2.93%

       From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.
       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the experience of each Fund for the most recent fiscal period. Such expenses have been restated to reflect current fee arrangements. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds". As a result of asset-based sales charges, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.
                                       4

                              FINANCIAL HIGHLIGHTS
       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the fiscal year ended October 31, 1996 for EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND has been audited by Price Waterhouse LLP, each Fund's independent auditors. The information in the tables for EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN INTERNATIONAL EQUITY FUND for each of the fiscal periods ended October 31, 1995 and December 31, 1994 was audited by KPMG Peat Marwick LLP. The information in the tables for the five most recent fiscal years for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND has been audited by Price Waterhouse LLP, the Fund's independent auditors. A report of KPMG Peat Marwick LLP or Price Waterhouse LLP, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.
       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.
EVERGREEN EMERGING MARKETS GROWTH FUND

                                                          CLASS A SHARES                              CLASS B SHARES
                                                                          SEPTEMBER 6,                                SEPTEMBER 6,
                                                YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS       1994*
                                                ENDED         ENDED         THROUGH         ENDED         ENDED         THROUGH
                                             OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,    DECEMBER 31,
                                               1996||         1995#           1994         1996++         1995#           1994
PER SHARE DATA:
Net asset value, beginning of period.......      $7.90         $8.17         $10.00          $7.85         $8.16         $10.00
Income (loss) from investment operations:
  Net investment income (loss).............       (.01)          .05             --           (.08)          .01           (.02)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions...........................        .62          (.32)         (1.83)           .62          (.32)         (1.82)
    Total from investment operations.......        .61          (.27)         (1.83)           .54          (.31)         (1.84)
Less distributions to shareholders from net
  investment income........................       (.05)           --             --             --            --             --
Net asset value, end of period.............      $8.46         $7.90          $8.17          $8.39         $7.85          $8.16
TOTAL RETURN+..............................       7.7%         (3.3%)        (18.3%)          6.9%         (3.8%)        (18.4%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).................................     $1,645        $1,117           $867         $2,881        $1,940         $1,589
Ratios to average net assets:
  Expenses**...............................      1.74%         1.73%++        1.78%++        2.50%         2.48%++        2.53%++
  Net investment income (loss)**...........      (.09%)         .76%++        (.12%)++       (.87%)         .03%++        (.84%)++
Portfolio turnover rate....................       107%           65%            17%           107%           65%            17%
Average commission rate paid...............    $ .0103           N/A            N/A        $ .0103           N/A            N/A

|| Per share data is calculated based on average shares outstanding during the period.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                        CLASS A SHARES                              CLASS B SHARES
                                                                        SEPTEMBER 6,                                SEPTEMBER 6,
                                              YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS       1994*
                                              ENDED         ENDED         THROUGH         ENDED         ENDED         THROUGH
                                           OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,    DECEMBER 31,
                                              1996          1995#           1994          1996          1995#           1994
Expenses.................................      3.58%         3.97%          3.96%          4.34%         4.72%          4.71%
Net investment loss......................     (1.93%)       (1.48%)        (2.30%)        (2.71%)       (2.21%)        (3.02%)

EVERGREEN EMERGING MARKETS GROWTH FUND

                                                         CLASS C SHARES                               CLASS Y SHARES
                                                                         SEPTEMBER 6,                                 SEPTEMBER 6,
                                               YEAR        TEN MONTHS       1994*           YEAR        TEN MONTHS       1994*
                                              ENDED          ENDED         THROUGH         ENDED          ENDED         THROUGH
                                           OCTOBER 31,    OCTOBER 31,    DECEMBER 31,   OCTOBER 31,    OCTOBER 31,    DECEMBER 31,
                                              1996||         1995#           1994          1996++         1995#           1994
PER SHARE DATA:
Net asset value, beginning of period.....       $7.84          $8.16         $10.00          $7.92          $8.17         $10.00
Income (loss) from investment operations:
  Net investment income (loss)...........        (.08)           .02           (.02)           .01            .05            .01
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions.........................         .62           (.34)         (1.82)           .62           (.30)         (1.84)
    Total from investment operations.....         .54           (.32)         (1.84)           .63           (.25)         (1.83)
Less distributions to shareholders from
  net investment income..................          --             --             --           (.07)            --             --
Net asset value, end of period...........       $8.38          $7.84          $8.16          $8.48          $7.92          $8.17
TOTAL RETURN+............................        6.9%          (3.9%)        (18.4%)          7.9%          (3.1%)        (18.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)...............................         $85            $56            $89        $28,959         $9,355         $5,878
Ratios to average net assets:
  Expenses**.............................       2.51%          2.50%++        2.53%++        1.50%          1.48%++        1.53%++
  Net investment income (loss)**.........       (.91%)          .72%++        (.82%)++        .11%           .94%++         .43%++
Portfolio turnover rate..................        107%            65%            17%           107%            65%            17%
Average commission rate paid.............      $.0103            N/A            N/A         $.0103            N/A            N/A

|| Per share data is calculated based on average shares outstanding during the period.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                        CLASS C SHARES                              CLASS Y SHARES
                                                                        SEPTEMBER 6,                                SEPTEMBER 6,
                                              YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS       1994*
                                              ENDED         ENDED         THROUGH         ENDED         ENDED         THROUGH
                                           OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,    DECEMBER 31,
                                              1996          1995#           1994          1996          1995#           1994
Expenses.................................      4.31%         4.74%          4.71%          3.27%         3.72%          3.71%
Net investment loss......................     (2.71%)       (1.52%)        (3.00%)        (1.66%)       (1.30%)        (1.75%)

EVERGREEN INTERNATIONAL EQUITY FUND

                                                    CLASS A SHARES                                 CLASS B SHARES
                                                                     SEPTEMBER 2,                                   SEPTEMBER 2,
                                         YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS        1994*
                                         ENDED          ENDED          THROUGH          ENDED          ENDED          THROUGH
                                      OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,
                                        1996||          1995#            1994          1996++          1995#            1994
PER SHARE DATA:
Net asset value, beginning of
  period...........................       $9.58          $9.50          $10.00           $9.53          $9.50          $10.00
Income (loss) from investment
  operations:
  Net investment income............         .17            .09             .02             .11            .06              --
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency
    transactions...................         .78             --            (.52)            .76           (.03)           (.50)
    Total from investment
      operations...................         .95            .09            (.50)            .87            .03            (.50)
Less distributions to shareholders
  from net investment income.......        (.10)          (.01)             --            (.03)            --              --
Net asset value, end of period.....      $10.43          $9.58           $9.50          $10.37          $9.53           $9.50
TOTAL RETURN+......................        9.9%           1.1%           (5.1%)           9.2%            .5%           (5.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).........................      $7,234         $3,594          $2,545         $14,110         $7,278          $5,602
Ratios to average net assets:
  Expenses**.......................       1.24%          1.19%++         1.26%++         2.00%          1.94%++         2.02%++
  Net investment income**..........       1.65%          1.38%++          .91%++         1.05%           .66%++          .10%++
Portfolio turnover rate............        113%             4%              1%            113%             4%              1%
Average commission rate paid.......      $.0068            N/A             N/A          $.0068            N/A             N/A

*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
|| Per share data is calculated based on average shares outstanding during the period.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                   CLASS A SHARES                                 CLASS B SHARES
                                                                    SEPTEMBER 2,                                   SEPTEMBER 2,
                                        YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS        1994*
                                        ENDED          ENDED          THROUGH          ENDED          ENDED          THROUGH
                                     OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,
                                        1996           1995#            1994           1996           1995#            1994
Expenses..........................      1.66%           1.84%           2.09%          2.42%           2.59%           2.85%
Net investment income (loss)......      1.23%            .73%            .08%           .63%            .01%          (.73%)

EVERGREEN INTERNATIONAL EQUITY FUND

                                                    CLASS C SHARES                                 CLASS Y SHARES
                                                                     SEPTEMBER 2,                                   SEPTEMBER 2,
                                         YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS        1994*
                                         ENDED          ENDED          THROUGH          ENDED          ENDED          THROUGH
                                      OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,
                                        1996||          1995#            1994          1996++          1995#            1994
PER SHARE DATA:
Net asset value, beginning of
  period...........................       $9.53         $ 9.49          $10.00            $9.60          $9.50          $10.00
Income (loss) from investment
  operations:
  Net investment income............         .12            .08             .03              .20            .08             .02
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency
    transactions...................         .76           (.04)           (.54)             .78            .03            (.51)
    Total from investment
      operations...................         .88            .04            (.51)             .98            .11            (.49)
Less distributions to shareholders
  from net investment income.......         (.0)(a)         --              --             (.12)          (.01)           (.01)
Net asset value, end of period.....      $10.41          $9.53           $9.49           $10.46          $9.60           $9.50
TOTAL RETURN+......................        9.3%            .5%           (5.2%)           10.3%           1.3%           (5.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).........................        $188           $196            $163         $124,695        $49,575         $23,830
Ratios to average net assets:
  Expenses**.......................       1.99%          1.94%++         2.01%++           .99%           .94%++         1.06%++
  Net investment income**..........       1.16%           .79%++          .85%++          1.95%          1.58%++         1.03%++
Portfolio turnover rate............        113%             4%              1%             113%             4%              1%
Average commission rate paid.......      $.0068            N/A             N/A           $.0068            N/A             N/A

(a) Less than one cent per share.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
|| Per share data is calculated based on average shares outstanding during the period.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                   CLASS C SHARES                                 CLASS Y SHARES
                                                                    SEPTEMBER 2,                                   SEPTEMBER 2,
                                        YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS        1994*
                                        ENDED          ENDED          THROUGH          ENDED          ENDED          THROUGH
                                     OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,
                                        1996           1995#            1994           1996           1995#            1994
Expenses..........................      2.43%           2.59%           2.84%          1.41%           1.59%           1.89%
Net investment income.............       .72%            .14%            .02%          1.53%            .93%            .20%

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND -- CLASS Y SHARES

                                               ONE MONTH                   NINE MONTHS
                                 YEAR ENDED      ENDED      YEAR ENDED        ENDED
                                 OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  SEPTEMBER 30,          YEAR ENDED DECEMBER 31,
                                   1996||       1995##         1995           1994#        1993       1992      1991      1990
PER SHARE DATA:
Net asset value, beginning of
 period.........................    $11.59       $12.13        $13.81          $14.75       $9.86     $9.16     $8.10     $10.03
Income (loss) from investment
 operations:
 Net investment income (loss)...       .01         (.01)          .11             .07          --      (.01)     (.02)      (.03)
 Net realized and unrealized
   gain (loss) on investments...       .71         (.53)        (1.17)          (1.01)       5.07       .94      1.08      (1.90)
 Total from investment
   operations...................       .72         (.54)        (1.06)           (.94)       5.07       .93      1.06      (1.93)
Less distributions to
 shareholders from:
 Net investment income..........        --           --          (.10)             --          --        --        --         --
 Net realized gains.............        --           --          (.52)             --        (.18)     (.23)       --         --
 Total distributions............        --           --          (.62)             --        (.18)     (.23)       --         --
Net asset value, end of
 period.........................    $12.31       $11.59        $12.13          $13.81      $14.75     $9.86     $9.16      $8.10
TOTAL RETURN+...................      6.2%        (4.5%)        (7.7%)          (6.4%)      51.4%     10.2%     13.1%     (19.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
 omitted).......................   $47,502      $61,418       $67,645        $132,294    $146,173    $8,618    $7,557     $6,004
Ratios to average net assets:
 Operating expenses.............     1.62%**      1.62%++       1.54%           1.46%++     1.56%**   2.00%**   2.00%**    2.00%**
 Interest expense...............      .03%         .03%++        .05%            .08%++        --        --        --         --
 Net investment income (loss)...      .11%**     (1.14%)++       .92%            .56%++      .03%**   (.10%**   (.27%)**   (.39%)**
Portfolio turnover rate.........       25%           1%           28%             63%         88%      245%      207%       325%
Average commission rate paid....    $.0037          N/A           N/A             N/A         N/A       N/A       N/A        N/A
                                  FEBRUARY 1, 1989*
                                       THROUGH
                                    DECEMBER 31,
                                        1989
PER SHARE DATA:
Net asset value, beginning of
 period.........................        $10.00
Income (loss) from investment
 operations:
 Net investment income (loss)...           .17
 Net realized and unrealized
   gain (loss) on investments...           .03
 Total from investment
   operations...................           .20
Less distributions to
 shareholders from:
 Net investment income..........          (.17)
 Net realized gains.............            --
 Total distributions............          (.17)
Net asset value, end of
 period.........................        $10.03
TOTAL RETURN+...................          2.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
 omitted).......................        $7,336
Ratios to average net assets:
 Operating expenses.............         2.00%**++
 Interest expense...............            --
 Net investment income (loss)...         2.23%**++
Portfolio turnover rate.........          151%
Average commission rate paid....           N/A

#  The Fund changed its fiscal year end from December 31 to September 30.
##  The Fund changed its fiscal year end from September 30 to October 31.
*  Commencement of operations.
||  Calculated based on average shares outstanding during the period.
+ Total return is calculated on net asset value per share and is not annualized.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                YEAR ENDED
                                                                OCTOBER 31,             YEAR ENDED DECEMBER 31,
                                                                   1996          1993       1992       1991       1990
Operating expenses..........................................       1.67%         1.64%      3.72%      3.76%      3.99%
Net investment income (loss)................................        .06%         (.05%)    (1.82%)    (2.02%)    (2.38%)
                                                              FEBRUARY 1, 1989
                                                                   THROUGH
                                                                DECEMBER 31,
                                                                    1989
Operating expenses..........................................         3.17%
Net investment income (loss)................................         1.06%

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND -- CLASS A, B AND C SHARES

                                      CLASS A SHARES                              CLASS B SHARES                   CLASS C
                                                     FEBRUARY 10,                                 FEBRUARY 8,
                                        ONE MONTH        1995*                      ONE MONTH        1995*         SHARES
                         YEAR ENDED       ENDED         THROUGH      YEAR ENDED       ENDED         THROUGH      YEAR ENDED
                         OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   OCTOBER 31,
                            1996         1995##          1995           1996         1995##          1995           1996
PER SHARE DATA:+
Net asset value,
 beginning of period...      $11.58        $12.12         $11.46         $11.53        $12.08         $11.44         $11.53
Income (loss) from
 investment operations:
 Net investment income
   (loss)..............         .06          (.01)           .07           (.13)         (.02)           .08           (.13)
 Net realized and
   unrealized gain
   (loss) on
   investments.........         .64          (.53)           .59            .74          (.53)           .56            .74
 Total income (loss)
   from investment
   operations..........         .70          (.54)           .66            .61          (.55)           .64            .61
Net asset value, end of
 period................      $12.28        $11.58         $12.12         $12.14        $11.53         $12.08         $12.14
TOTAL RETURN||.........        6.0%         (4.5%)          5.8%           5.3%         (4.6%)          5.6%           5.3%
RATIOS & SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's
 omitted)..............        $721       $74,376        $66,261           $134       $99,964       $128,117             $8
Ratios to average net
 assets:
 Operating
   expenses++..........       1.79%         1.73%**        1.61%**        2.56%         2.44%**        2.42%**        2.54%
 Interest expense......        .03%          .03%**         .01%**         .03%          .03%**         .03%**         .03%
 Net investment income
   (loss)++............        .40%        (1.26%)**        .98%**       (1.03%)       (1.98%)**       1.38%**       (1.06%)
Portfolio turnover
 rate..................         25%            1%            28%#           25%            1%            28%#           25%
Average commission rate
 paid..................      $.0037           N/A            N/A         $.0037           N/A            N/A         $.0037


                                 CLASS C SHARES
                                        FEBRUARY 9,
                          ONE MONTH        1995*
                            ENDED         THROUGH
                         OCTOBER 31,   SEPTEMBER 30,
                           1995##          1995
PER SHARE DATA:+
Net asset value,
 beginning of period...      $12.08         $11.43
Income (loss) from
 investment operations:
 Net investment income
   (loss)..............        (.02)           .06
 Net realized and
   unrealized gain
   (loss) on
   investments.........        (.53)           .59
 Total income (loss)
   from investment
   operations..........        (.55)           .65
Net asset value, end of
 period................      $11.53         $12.08
TOTAL RETURN++.........       (4.6%)          5.7%
RATIOS & SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's
 omitted)..............      $3,643         $6,811
Ratios to average net
 assets:
 Operating
   expenses++..........       2.37%**        1.54%**
 Interest expense......        .02%**         .01%**
 Net investment income
   (loss)++............      (1.94%)**        .86%**
Portfolio turnover
 rate..................          1%            28%#
Average commission rate
 paid..................         N/A            N/A

*  Commencement of class operations.
** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares, and are not necessarily indicative of future ratios.
+  Calculated based on average shares outstanding during the period.
|| Total return is calculated for the periods indicated and is not annualized.
   Initial sales charge or contingent deferred sales charges are not reflected. # Portfolio turnover rate is calculated for the year ended September 30, 1995. ## The Fund changed its fiscal year end from September 30 to October 31.
++ Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                      CLASS A SHARES                              CLASS B SHARES
                                                     FEBRUARY 10,                                 FEBRUARY 8,      CLASS C
                                        ONE MONTH        1995*                      ONE MONTH        1995*         SHARES
                         YEAR ENDED       ENDED         THROUGH      YEAR ENDED       ENDED         THROUGH      YEAR ENDED
                         OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   OCTOBER 31,
                            1996          1995           1995           1996          1995           1995           1996
Operating expenses.....       2.97%        46.90%         21.59%         14.45%        31.39%         82.74%        118.64%
Net investment loss....       (.78%)      (46.44%)       (19.00%)       (12.92%)      (30.94%)       (79.94%)      (117.16%)

                             CLASS C SHARES
                                        FEBRUARY 9,
                          ONE MONTH        1995*
                            ENDED         THROUGH
                         OCTOBER 31,   SEPTEMBER 30,
                            1995           1995
Operating expenses.....     570.26%        269.60%
Net investment loss....    (569.83%)      (266.32%)

EVERGREEN GLOBAL LEADERS FUND

                                                     CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                                     JUNE 3, 1996*       JUNE 3, 1996*       JUNE 3, 1996*       CLASS Y SHARES
                                                        THROUGH             THROUGH             THROUGH            YEAR ENDED
                                                    OCTOBER 31,1996     OCTOBER 31, 1996    OCTOBER 31, 1996    OCTOBER 31, 1996
PER SHARE DATA:++
Net asset value, beginning of period.............         $11.29              $11.29             $11.29               $10.00
Income (loss) from investment operations:
  Net investment income (loss)...................             --                (.02)              (.02)                 .07
  Net realized and unrealized gain on investments
    and foreign currency transactions............            .62                 .60                .59                 1.88
    Total income from investment operations......            .62                 .58                .57                 1.95
Less distributions to shareholders from net
  investment income..............................             --                  --                 --                 (.04)
Net asset value, end of period...................         $11.91              $11.87             $11.86               $11.91
TOTAL RETURN+....................................           5.5%                5.1%               5.0%                19.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........       $ 12,975            $ 41,948               $554             $ 18,607
Ratios to average net assets:||
  Expenses.......................................          1.75%**             2.50%**            2.50%**              1.47%
  Net investment income (loss)...................           .10%**             (.68%)**           (.67%)**              .62%
Portfolio turnover rate#.........................            20%                 20%                20%                  20%
Average commission rate paid.....................         $.0659              $.0659             $.0659               $.0659

*  Commencement of class operations.
** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares and are not necessarily indicative of future ratios.
+ Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Calculated based on average shares outstanding during the period.
#  Calculated for the twelve months ended October 31, 1996.
|| Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of state expense limitations, would have been the following:

                                                   CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                                   JUNE 3, 1996*       JUNE 3, 1996*       JUNE 3, 1996*       CLASS Y SHARES
                                                      THROUGH             THROUGH             THROUGH            YEAR ENDED
                                                  OCTOBER 31, 1996    OCTOBER 31, 1996    OCTOBER 31, 1996    OCTOBER 31, 1996
Expenses.......................................         2.16%               2.93%               2.93%               2.51%
Net investment loss............................         (.31%)             (1.11%)             (1.10%)              (.42%)

                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
       Unless otherwise noted in this Prospectus, the Funds' investment policies are not fundamental and may be changed without shareholder approval. Each Fund's investment objective and their fundamental policies may not be changed without shareholder approval. Shareholders will be notified thirty days prior to any changes in policies that are not fundamental.
       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" below. The Funds have also adopted a number of investment restrictions which are set forth in the Statement of Additional Information.
EVERGREEN EMERGING MARKETS GROWTH FUND
       The objective of EVERGREEN EMERGING MARKETS GROWTH FUND is long-term capital appreciation. In seeking this objective, the Fund invests in equity securities of issuers located in emerging markets. The Fund is suitable for aggressive investors interested in the investment opportunities offered by securities of issuers located in emerging or developing markets and the resulting potential for growth opportunities attributable to political change, economic deregulation and liberalized trade policies.
       The Fund invests primarily in a diversified portfolio of equity securities of issuers located in countries with emerging markets. As a matter of policy, the Fund will invest at least 65% of the value of its total assets in securities of emerging market issuers.
       A country will be considered to have an "emerging market" if it has relatively low gross national product per capita compared to the world's major economies and the potential for rapid economic growth. Countries with emerging markets include those that have an emerging stock market (as defined by the International Finance Corporation), those with low-to middle income economies (according to the World Bank), and those listed in World Bank publications as "developing". The Fund will normally invest in at least six different countries, although it may invest all of its assets in a single country. At the present time, the Fund has no intention of investing all of its assets in a single country. The Fund focuses on equity securities, but may also invest in other types of instruments, including debt securities. Marvin & Palmer Associates, the sub-adviser to the Fund, will make investment decisions regarding equity securities based on its analysis of returns, price momentum, business and industry considerations, and management quality. See "Special Risk Considerations".
EVERGREEN INTERNATIONAL EQUITY FUND
       The objective of EVERGREEN INTERNATIONAL EQUITY FUND is long-term capital appreciation. The Fund invests primarily in equity securities of non-U.S. issuers and is suitable for investors who want to pursue their investment goals in markets outside the United States. The Fund provides investors with a vehicle to pursue investment opportunities in countries outside the U.S. whose securities markets may benefit from differing economic and political cycles.
       The Fund invests primarily in foreign equity securities that Warburg, Pincus Counsellors, Inc., the sub-adviser to the Fund, determines through fundamental analysis to be undervalued compared to other securities in their industries and countries. As a matter of policy, the Fund will invest at least 65% of the value of its total assets in equity securities of issuers located in at least three countries outside of the United States, including emerging markets as described above under "Evergreen Emerging Markets Growth Fund". See "Special Risk Considerations".
EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
       The EVERGREEN GLOBAL REAL ESTATE EQUITY FUND seeks to achieve its investment objective of long-term capital growth through investment primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets; the Fund will not purchase direct interests in real estate. Current income will be a secondary objective. Equity securities will include common stock, preferred stock and securities convertible into common stock.
                                       12

       The Fund will, under normal conditions, invest at least 65% of its total assets in equity securities of domestic and foreign exchanges or NASDAQ listed companies which are principally engaged in the real estate industry. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will only invest in real estate equity trusts and limited partnerships which are traded on major exchanges. As a matter of fundamental policy, the Fund will also invest at least 65% of its total assets in the equity securities of companies of at least three countries, including the United States, except when abnormal market or financial conditions warrant the assumption of a temporary defensive position. See "Special Risk Considerations".
       The remainder of the Fund's investments may be made in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries. In addition, the Fund may, from time to time, invest in the securities of companies unrelated to the real estate industry but whose real estate assets are substantial relative to the price of the companies' securities or which offer significant capital appreciation potential.
       The Fund pursues a flexible strategy of investing in companies throughout the world and it is anticipated that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, the Far East (Japan, Hong Kong, Singapore, Malaysia and Thailand) and the United States. Generally, a substantial portion of the assets of the Fund will be denominated or traded in foreign currencies.
       Also, consistent with the Fund's secondary objective of current income, investments may also be made in debt securities. The debt securities purchased will generally be of investment grade or better quality (e.g., rated no lower than A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or if not so rated, believed by the Fund's investment adviser to be of comparable quality). However, up to 10% of total assets may be invested in unrated debt securities of issuers secured by real estate assets where the Fund's investment adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly. A description of the ratings noted above, is set forth in the Statement of Additional Information.
EVERGREEN GLOBAL LEADERS FUND
       The investment objective of the EVERGREEN GLOBAL LEADERS FUND is to provide long-term capital growth. It will attempt to achieve its objective by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. There can be no assurance that the Fund will be able to achieve its investment objective. Under normal conditions at least 65% of the Fund's total assets will consist of global equity securities. The Fund will make investments in no less than three countries, which may include the United States. In addition to the United States, the countries in which the Fund may invest include, but are not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
       The Fund's investment adviser will attempt to screen the largest companies in these and other major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria. Such companies may include those with the highest return on equity and consistent earnings growth. They may also include companies with an established market presence, or which operate in industries or sectors that have, in the opinion of the Fund's investment adviser, significant growth prospects. The criteria will be reviewed and evaluated on an ongoing basis by the Fund's investment adviser.
       In determining what constitutes a major industrialized country, the Fund's investment adviser will look to classifications set forth in the Morgan Stanley Capital International ("MSCI") Index and the various reports on this subject disseminated by the World Bank. The Fund's investment adviser will utilize a series of weighing techniques to insure adequate diversification by country and industry and attempt to identify the largest companies in each market, primarily by reference to the market capitalizations published in the MSCI Index.
                                       13

       Although, as stated above, the Fund expects that investments will be made in no less than three countries including the United States, the Fund may invest more than 25% of its total assets in one country. To the extent that the Fund invests more than 25% of its total assets in the securities of issuers located in one country, the value of the Fund's shares may be subject to greater fluctuations due to the lesser degree of diversification across countries such a policy affords, and the fact that the securities markets of certain countries may be subject to greater risks and volatility than that which exists in the United States.
INVESTMENT PRACTICES AND RESTRICTIONS
General. The Funds primarily invest in:
       common and preferred stocks, convertible securities and warrants of foreign and domestic corporations. See "Special Risk Considerations". Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short-term, particularly those of smaller capitalization companies. Smaller capitalization companies may have limited product lines, markets, or financial resources. These conditions may make them more susceptible to setbacks and reversals. Therefore, their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies;
       obligations of foreign governments and supranational organizations; corporate and foreign government fixed income securities denominated in currencies other than U.S. dollars rated, at the time of purchase, Baa or higher by Moody's or BBB or higher by S&P, or which, if unrated, are considered to be of comparable quality by the Funds' investment advisers or sub-advisers. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. Although the Funds do not intend to invest significantly in debt securities, it should be noted that the prices of fixed income securities fluctuate inversely to the direction of interest rates;
       strategic investments, such as options and futures contracts on currency transactions, securities, securities index futures contracts, and forward foreign currency exchange contracts. The Funds can use these techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, or other factors that affect security values. (Although, of course, there can be no assurance that these strategic investments will be successful in protecting the value of the Funds' securities.); and
       securities of closed-end investment companies.
Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, commercial paper, certificates of deposit or bankers' acceptances and other bank obligations, or U.S. government securities and short-term obligations of foreign issuers denominated in U.S. dollars and traded in the United States if, in the opinion of a Fund's investment adviser or sub-adviser, market conditions warrant a temporary defensive investment strategy.
Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset Management Corp. and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND effected on those exchanges. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds. The portfolio turnover rate for each Fund is set forth in the tables contained in the section entitled "Financial Highlights".
Repurchase Agreements. The Funds may invest in repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Funds risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Funds to sell the security in the open market in the case of a default. In such a case, the Funds may incur costs in disposing of the security which would increase Fund expenses. Each Fund's investment adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements. The Funds
                                       14
may not enter into repurchase agreements if, as a result, more than 15% of a Fund's net assets would be held in repurchase agreements maturing in more than seven days and in other securities which are not readily marketable.
When-Issued And Delayed Delivery Transactions. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Funds to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Funds may pay more or less than the market value of the securities on the settlement date. A Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.
Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable. Illiquid securities include certain restricted securities determined by a Fund's investment adviser or sub-adviser to be illiquid, non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"), which have been determined to be liquid, will not be considered by the Funds' investment advisers or sub-advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund's investment adviser or sub-adviser on an ongoing basis and in the event that such a security is deemed to be no longer liquid, appropriate action will be taken to ensure that the retention of such security does not result in a Fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.
Borrowing. As a matter of fundamental policy, the Funds may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.
       The Funds may agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price (a "reverse purchase agreement") for temporary or emergency purposes. At the time a Fund enters into a reverse purchase agreement, it will place in a segregated custodian account cash, U.S. Government securities or liquid high-grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. The Funds will not enter into reverse repurchase agreements exceeding 5% of the value of their total assets.
Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds' investment advisers or sub-advisers will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of the total assets of the EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, and one-third of the value of the total assets of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND, and must be collateralized by cash or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.
       There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.
                                       15

Fixed-Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.
Foreign Currency Transactions and Forward Foreign Currency Exchange Contracts. The Funds will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts ("forward contracts"). A forward contract is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. The Funds will not enter into a forward contract with a term of more than one year. In addition to forward contracts entered into for hedging purposes, the Funds will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 60 days, depending upon local custom.
       As described above, a Fund may enter into forward contract in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering in a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
       Second, when a Fund's investment adviser or sub-adviser believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amount and the value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Funds do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis.
       In the second circumstance, State Street Bank and Trust Company, the Fund's custodian ("State Street" or the "Custodian") will segregate cash or liquid high-grade debt securities belonging to the Fund in an amount not less than the value of the assets committed to forward foreign currency contracts entered into under such transactions. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e. marked to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.
Hedging/Cross Hedging. A cross hedge is accomplished by entering into a forward contract or other arrangement with respect to one foreign currency for the purpose of hedging against a possible decline in the value of another foreign currency in which certain of the Fund's portfolio instruments are denominated. The Funds' investment advisers or sub-advisers may enter into a cross hedge, rather than hedge directly, in instances where (i) the rates for forward contracts, options, futures contract or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged and
(ii) there is a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various hedging instruments described below. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund's investment adviser or sub-adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.
Options and Futures. The Funds may deal in options on foreign currencies, portfolio securities and, in the case of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND, securities indices. The Funds will use these options to manage market, interest rate and currency risks. The Funds also may write covered call options and secured put options to generate income or lock in gains. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may write covered call options and secured put options on up to 25% of their net assets. EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND may write covered call options and secured put options on up to 15% of their net assets. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may purchase put and call options provided that no more than 5% of the value of their assets is invested in premiums on such options.
                                       16

       A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Funds retain the risk of loss should the price of the underlying security decline. Where such options are used for hedging purposes, if the forecast of a Fund's investment adviser or sub-adviser of the direction of stock prices is incorrect, the Fund may be better off had it not engaged in such transactions. The Funds will write call options only when the options are traded on national securities exchanges in the United States and the options are covered (i.e., the Funds own the optioned securities or securities convertible into or carrying rights to acquire the optioned securities, or the Fund's custodian has segregated and maintains cash or liquid high-grade debt securities belonging to the Funds in an amount not less than the value of the assets committed to the written options). The Funds may purchase call options to close out a position. In order to do so, a Fund will make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying asset at a disadvantageous price. Purchasing Put and Call Options on Securities. A Fund may purchase put options to protect its holdings of an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. A Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transation costs. By using put and call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.
Options on Foreign Currencies. As stated above, the Funds may also purchase foreign currency put options; in the case of EVERGREEN GLOBAL REAL ESTATE FUND such options must be traded on U.S. exchanges or U.S. over-the-counter markets. Exchange listed options on seven major currencies are traded in the U.S. In addition, several major U.S. investment firms make markets in unlisted options on foreign currencies. Such unlisted options may be available with respect to a wide range of foreign currencies than listed options and may have more flexible terms, but are generally less liquid than listed options and involve the credit risks associated with the individual issuer. No more than 5% of a Fund's net assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time. Furthermore, the market value of unlisted options on foreign currencies will be included with other illiquid assets held by the Fund for purposes of the 15% limit on such assets. The Funds may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.
Currency Futures Contracts and Related Options. The Funds may invest in currency futures contracts and options thereon. If a Fund's investment adviser or sub-adviser anticipates that exchange rates for a particular currency will fall, the Fund will sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge (or in the case of a sale of a call option, a partial hedge) against a decrease in the value of the Fund's securities denominated in such currency. If a Fund's investment adviser or sub-adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase.
       A currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of
                                       17
the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.
       Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into a contract, the premium paid for the option is lost. There are no daily payments of cash in the nature of "variation" or "maintenance" margin by the purchaser of such an option to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.
       The ability to establish and close out positions in currency futures and options on currency futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.
       The Funds may not enter into futures contracts or related options if, immediately thereafter, the amounts committed to margin and premiums paid for unexpired options would exceed 5% of a Funds's net assets and, in the case of EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, more than 30% of the Funds net assets would be hedged thereby. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may also enter into such futures contracts or related options if the aggregate initial margin and premiums required to establish positions other than those considered by the Commodity Futures Trading Commission ("CFTC") to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. In addition, a Fund may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Fund's portfolio securities; Futures contracts sold by a Fund are generally subject to segregation and coverage requirements established by either the CFTC or the Securities and Exchange Commission ("SEC"), with the result that, if a Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate, on an ongoing basis with its custodian, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments.
Index Futures and Options Thereon. For bona fide hedging purposes, EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may enter into securities index futures contracts and purchase and write put and call options on securities index futures contracts that are traded on regulated exchanges, including non-U.S. exchanges, to the extent permitted by the CFTC. Securities index futures contracts are based on indices that reflect the market value of securities of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.
       EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may enter into securities index futures contracts to sell a securities index in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When a Fund is not fully invested and anticipates a significant market advance, it may enter into futures contracts to purchase the index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In many of these transactions, a Fund will purchase such securities upon termination of the futures position but, depending on market conditions, a futures position may be terminated without the corresponding purchases of common stock. A Fund may also invest in securities index futures contracts when its investment adviser or sub-adviser believes such investment is more efficient, liquid or cost-effective than investing directly in the securities underlying the index.
       The use of futures and related options involves special considerations and risks, including: (1) the ability of a Fund to utilize futures successfully will depend on the ability of its investment adviser or sub-adviser to predict pertinent market movements; and (2) the fact that there might be an imperfect correlation (or conceivably no correlation) between the change in the market value of the securities held by a Fund and the prices of the futures relating to the securities purchased or sold by the Fund. The use of futures and related options may reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements, but these instruments can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in positions. No assurance can be given that the investment adviser's or sub-adviser's judgment in this respect will be correct.
       It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although each investment adviser or sub-adviser will consider liquidity before entering into these
                                       18
transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.
SPECIAL RISK CONSIDERATIONS
Risk Characteristics Of Foreign Securities. Investing in non-U.S. securities involves additional risks not normally associated with domestic investments. In an attempt to reduce some of these risks, the Funds diversify their investments broadly among foreign countries which may include both developed and developing countries. With respect to EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND at least three different countries will always be represented. The Funds may take advantage of the unusual opportunities for higher returns available from investing in developing countries. As discussed in detail below under "Emerging Markets", however, these investments carry considerably more volatility and risk because they generally are associated with less mature economies and less stable political systems.
       To the extent that securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Funds' net asset values; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.
       The Funds may engage in transactions in foreign securities which are listed on foreign securities exchanges and/or traded in the over-the-counter market. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Funds' investment advisers or sub-advisers, this affords the Funds the ability to obtain best price and execution. Securities markets of foreign countries in which the Funds may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations on foreign companies; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions cost, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund; (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries.
       American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.
Emerging Markets. The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency
                                       19
values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
       Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.
       Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.
       With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economics of such countries or the value of the Funds' investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S. Investments Related to Real Estate. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.
                            MANAGEMENT OF THE FUNDS
INVESTMENT ADVISERS
       The management of each Fund is supervised by the Trustees of the Trust under which the Fund has been established ("Trustees"). Evergreen Asset Management Corp. ("Evergreen Asset") has been retained by EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND as investment adviser. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND. Warburg, Pincus Counsellors, Inc. ("Warburg") is sub-adviser to EVERGREEN INTERNATIONAL EQUITY FUND, and Marvin & Palmer Associates, Inc. ("Marvin & Palmer") is sub-adviser to EVERGREEN EMERGING MARKETS GROWTH FUND.
       First Union is headquartered in Charlotte, North Carolina, and had $134 billion in consolidated assets as of December 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses in offices throughout the United States. CMG manages or otherwise oversees the investment of over
                                       20

$42.5 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust the two series of The Evergreen Lexicon Trust, and the two series of Evergreen Tax Free Trust.
       As investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, Evergreen Asset manages the Funds' investments, provides various administrative services and supervises the Funds' daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive a fee equal to 1% of average daily net assets on an annual basis from EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, and a fee equal to .95 of 1% of average daily net assets on an annual basis from EVERGREEN GLOBAL LEADERS FUND.
       CMG, along with Warburg and Marvin & Palmer, respectively, manages investments and supervises the daily business affairs of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND. As compensation therefor, CMG is entitled to receive an annual fee from EVERGREEN INTERNATIONAL EQUITY FUND equal to: .82 of 1% of the first $20 million of average daily net assets; .79 of 1% of the next $30 million of average daily net assets; .76 of 1% of the next $50 million of average daily net assets; and .73 of 1% of average daily net assets in excess of $100 million. From EVERGREEN EMERGING MARKETS GROWTH FUND, CMG is entitled to receive an annual fee equal to: 1.50% of the first $100 million of average daily net assets; 1.45% of the next $100 million of average daily net assets; 1.40% of the next $100 million of average daily net assets; and 1.35% of average daily net assets in excess of $300 million.
       The fees paid by the Funds are higher than the rate paid by most other investment companies, but are not higher than the fees paid by many funds with similar investment objectives. The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal year ended October 31, 1996 are set forth in the section entitled "Financial Highlights". CMG has agreed to pay Warburg, the sub-adviser to EVERGREEN INTERNATIONAL EQUITY FUND, a fee equal to .55 of 1% of the average daily net assets of the Fund on an annual basis. For its services as sub-adviser to EVERGREEN EMERGING MARKETS GROWTH FUND, Marvin & Palmer receives from CMG a fee equal to: 1% of the first $100 million of average daily net assets; .95 of 1% of the next $100 million of average daily net assets; .90 of 1% of the next $100 million of average daily net assets; and .85 of 1% of average daily net assets in excess of $300 million.
       Evergreen Asset serves as administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and is entitled to receive a fee based on the average daily net assets of these Funds at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG, Keystone Investment Management Company ("Keystone") or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. BISYS Fund Services, an affiliate of Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc.), distributor for the Evergreen/Keystone group of mutual funds, serves as sub-administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser were
approximately $    billion as of March 1, 1997.
       The portfolio manager for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND is Samuel A. Lieber. Mr. Samuel Lieber has been the Fund's principal manager since inception and has been associated with Evergreen Asset since 1985.
       The portfolio of the EVERGREEN GLOBAL LEADERS FUND is managed by a committee composed of portfolio management and analytical personnel employed by Evergreen Asset. The members of this committee include Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset, and Edwin D. Miska, who is an analyst with Evergreen Asset. Mr. Lieber and Mr. Miska are responsible for the day-to-day operations of the Fund. Mr. Lieber is the founder of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1971. Mr. Miska has been a quantitative analyst with Evergreen Asset and its predecessor since 1986.
                                       21

       The portfolio managers for EVERGREEN INTERNATIONAL EQUITY FUND are Richard Wagoner, Executive Vice President, Chief Investment Officer of CMG since 1973, together with Richard H. King, P. Nicholas Edwards, Harold W. Ehrlich, Nicholas P.W. Horsley and Vincent J. McBride. Mr. King, a senior managing director, has been with Warburg since 1989. Mr. Edwards, a managing director, has been with Warburg since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. Mr. Ehrlich is a managing director and has been with Warburg since 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel, Inc. Mr. Horsley is a senior vice president of Warburg and has been with Warburg since 1993, before which time he was a director, portfolio manager and analyst at Barclays deZoete, Wedd in New York City. Mr. McBride, a senior vice president of Warburg, has been with Warburg since 1994, before which time he was an international equity analyst at Smith Barney Inc. from 1993 to 1994, at General Electric Investment Corporation from 1992 to 1993, and a portfolio manager/analyst at United Jersey Bank from 1989 to 1992.
       The portfolio managers for EVERGREEN EMERGING MARKETS GROWTH FUND, all of whom have served since the Fund's inception in 1994, are Richard Wagoner, David
F. Marvin, Chairman of Marvin & Palmer who is is primarily responsible for Latin America and currency management, Stanley Palmer, President of Marvin & Palmer who is primarily responsible for Southeast Asia and the India subcontinent, Terry B. Mason, a Vice President of Marvin & Palmer who is primarily responsible for Eastern Europe and Africa, Jay F. Middleton, a portfolio manager for Marvin & Palmer who is primarily responsible for Latin America and the Middle East, and Todd D. Marvin, a portfolio manager for Marvin & Palmer who, along with Mr. Palmer, is primarily responsible for Southeast Asia and the India subcontinent. David F. Marvin and Stanley Palmer, President, founded Marvin & Palmer in 1986. Mr. Mason and Mr. Middleton both joined Marvin & Palmer in 1990. Mr. Todd Marvin joined Marvin & Palmer in 1991.
SUB-ADVISERS
       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company with respect to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on each Fund's portfolio. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND for the services provided by Lieber & Company. It is contemplated that Lieber & Company will, to the extent practicable, effect substantially all of the portfolio transactions for these Funds on the New York and American Stock Exchanges. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.
       Warburg, the sub-adviser to the EVERGREEN INTERNATIONAL EQUITY FUND, was incorporated in 1970 and is located at 466 Lexington Avenue, New York, New York. Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals, and has broad experience in advising international funds and assisting such funds in diversifying their international portfolios on a country-by-country basis. The Directors of Warburg are Lionel I. Pincus, Chief Executive Officer, John L. Furth, Chairman, and John
L. Vogelstein. E.M. Warburg Pincus & Co., Inc. controls Warburg. As of December
31, 1996, Warburg was managing approximately $     billion of assets, including
approximately $    billion of investment company assets.
       Marvin & Palmer, sub-adviser to the EVERGREEN EMERGING MARKETS GROWTH FUND, was founded in 1986 and is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At
December 31, 1996, Marvin & Palmer managed a total of $    billion in
investments for thirty-seven institutional investors and six commingled funds and served as sub-adviser to another investment company with total assets of
$     million.
DISTRIBUTION PLANS AND AGREEMENTS
       Rule 12b-1 under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted for each of its Class A, Class B and Class C shares a Rule 12b-1 plan (each, a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which may not exceed an annual rate of .75 of 1% of the aggregate average daily net assets attributable to each Fund's Class A shares, 1% of the
                                       22
aggregate average daily net assets attributable to the Class B and Class C shares of EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, and .75 of 1% of the aggregate average daily net assets attributable to the Class B and Class C shares of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND. Payments under the Plans adopted with respect to Class A shares are currently voluntarily limited to .25 of 1% of each Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the fee payable thereunder may constitute a service fee to be used for providing ongoing personal services and/or the maintenance of shareholder accounts. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND have each, in addition to the Plans adopted with respect to their Class B and Class C shares, adopted shareholder service plans ("Service Plans") relating to the Class B and Class C shares which permit each Fund to incur a fee of up to .25 of 1% of the aggregate average daily net assets attributable to the Class B and Class C shares for ongoing personal services and/or the maintenance of shareholder accounts. Such service fee payments to financial intermediaries for such purposes, whether pursuant to a Plan or Service Plan, will not exceed .25 of 1% of the aggregate average daily net assets attributable to each Class of shares of each Fund.
       Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with Evergreen Keystone Distributor, Inc. ("EKD"). Pursuant to the Distribution Agreements, each Fund will compensate EKD for its services as distributor at a rate which may not exceed an annual rate of .25 of 1% of a Fund's aggregate average daily net assets attributable to Class A shares, .75 of 1% of a Fund's aggregate average daily net assets attributable to the Class B and Class C shares. The Distribution Agreements provide that EKD will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of the Funds, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EKD may assign its rights to receive compensation under the Plans to secure such financings), (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. The financing of payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Funds may be provided by FUNB or its affiliates. The Funds may also make payments under the Plans (and in the case of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND, the Service Plans), in amounts up to .25 of 1% of a Fund's aggregate average daily net assets on an annual basis attributable to Class B and Class C shares, to compensate organizations, which may include EKD and each Fund's investment adviser or their affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts.
       The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above. Since EKD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EKD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EKD. Distribution expenses incurred by EKD in one fiscal year that exceed the level of compensation paid to EKD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.
       The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75 of 1% and .25 of 1%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.
                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES
       You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EKD. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. In states where EKD is not registered as a broker-dealer shares of a Fund will only be sold through BISYS Fund Services, other broker-dealers or other financial institutions that are registered. See the Share Purchase Application and Statement of Additional Information for
                                       23
more information. Only Class A, Class B and Class C shares are offered through this Prospectus (See "General Information" -- "Other Classes of Shares").
Class A Shares-Front-End Sales Charge Alternative. You can purchase Class A shares at net asset value plus an initial sales charge on purchases under $1,000,000. On purchases of $1,000,000 or more, a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of the purchase price or redemption value will be imposed on shares redeemed during the first year after purchase. The schedule of charges for Class A Shares is as follows:
                              INITIAL SALES CHARGE

                                        as a % of the Net    as a % of the     Commission to Dealer/Agent
          Amount of Purchase             Amount Invested     Offering Price     as a % of Offering Price
  Less than  $   50,000                       4.99%               4.75%                   4.25%
  $   50,000-$   99,000                       4.71%               4.50%                   4.25%
  $  100,000-$  249,999                       3.90%               3.75%                   3.25%
  $  250,000-$  499,999                       2.56%               2.50%                   2.00%
  $  500,000-$  999,999                       2.04%               2.00%                   1.75%
  $1,000,000-$2,999,999                        None                None                   1.00%
  $3,000,000-$4,999,999                        None                None                    .50%
         Over $5,000,000                       None                None                    .25%

       No front-end sales charges are imposed on Class A shares purchased by: institutional investors, which may include bank trust departments and registered investment advisers; investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; current and retired employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; and upon the initial purchase of an Evergreen mutual fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee in connection with transactions in shares of the Funds.
       Class A shares may also be purchased at net asset value by qualified and non-qualified employee benefit and savings plans which make shares of the Funds and the other Evergreen/Keystone mutual funds available to their participants, and which: (a) are employee benefit plans having at least $1,000,000 in investable assets, or 250 or more eligible participants; or (b) are non-qualified benefit or profit sharing plans which are sponsored by an organization which also make the Evergreen mutual funds available through a qualified plan meeting the criteria specified under (a). In connection with sales made to plans of the type described in the preceding sentence that are clients of broker-dealers, and which do not qualify for sales at net asset value under the conditions set forth in the paragraph above, payments may be made in an amount equal to .50 of 1% of the net asset value of shares purchased. These payments are subject to reclaim in the event shares are redeemed within twelve months after purchase.
       When Class A shares are sold, EKD will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EKD may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Funds. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to .25 of 1% of the average daily value on an annual basis of Class A shares held by their clients. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans and Reinstatement Privilege. Consult the Share Purchase Application and Statement of Additional Information for additional information concerning these reduced sales charges.
                                       24

Class B Shares -- Deferred Sales Charge Alternative. You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares as set forth below.

                                       CONTINGENT DEFERRED
YEAR SINCE PURCHASE                       SALES CHARGE
FIRST...............................            5%
SECOND..............................            4%
THIRD and FOURTH....................            3%
FIFTH...............................            2%
SIXTH...............................            1%

       The CDSC is deducted from the amount of the redemption and is paid to EKD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet distribution requirements for certain qualified retirement plans or in the case of certain redemptions made under a Fund's Systematic Cash Withdrawal Plan. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years (after which it is expected that they will convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. See the Statement of Additional Information for further details.
Class C Shares -- Level-Load Alternative. You can purchase Class C shares without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1% CDSC if you redeem shares during the first year after purchase. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The maximum amount of Class C Shares that may be purchased is $500,000.
       With respect to Class B shares and Class C shares, no CDSC will be imposed on: (1) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per share, (2) shares acquired through reinvestment of dividends and capital gains, (3) shares held for more than six years (in the case of Class B shares) or one year (in the case of Class C shares) after the end of the calendar month of acquisition, (4) accounts following the death or disability of a shareholder, or (5) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan.
How the Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of each Trust under which each Fund operates believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.
General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.
       In addition to the discount or commission paid to dealers, EKD may pay cash or non-cash compensation to dealers in connection with sales of shares of a Fund and/or other Evergreen/Keystone mutual funds. Non-cash
                                       25
compensation may be paid in recognition of past sales of Fund shares or to encourage future sales and will take the form of payments for gifts, attendance at lunches, sporting events or theater performance for persons associated with a dealer and their guests and payments for associated persons to attend education and training seminars in accordance with the rules of the NASD. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EKD may also limit the availability of such compensation to certain specified dealers. EKD from time to time sponsors promotions involving First Union Brokerage Services, Inc. ("FUBS"), an affiliate of each Fund's investment adviser, and other selected dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all dealers. Certain broker-dealers may also receive payments from EKD or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.
Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen/Keystone mutual funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.
HOW TO REDEEM SHARES
       You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class B or Class C shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.
Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC for Class B or Class C shares). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).
Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.
       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling the phone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund by telephone should follow the procedures outlined above for redemption by mail.
       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the
                                       26
shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5 wire charge from all redemption proceeds wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to verify that telephone requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Also, each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. The telephone redemption option may be suspended or terminated at any time without notice.
General. The redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.
EXCHANGE PRIVILEGE
How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen/Keystone mutual funds through your financial intermediary, or by telephone or mail as described below. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset value of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen mutual fund is subject to the minimum investment and suitability requirements of each Fund.
       Each of the Evergreen/Keystone mutual funds has different investment objectives and policies. For complete information, a prospectus of the Fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.
       No CDSC will be imposed in the event Class B or Class C shares are exchanged for Class B or Class C shares, respectively, of other Evergreen/Keystone mutual funds. If you redeem shares, the CDSC applicable to the Class B or Class C shares of the Evergreen mutual fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for purposes of conversion to Class A shares and determining the amount of the applicable CDSC.
Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.
Exchanges by Telephone and Mail. You may exchange shares with a value of $1,000 or more by telephone by calling the telephone number on the front of this Prospectus. Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or
                                       27
exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.
SHAREHOLDER SERVICES
       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKD or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.
Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. Each Fund reserves the right to close an account that through liquidation or termination of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within 24 months of the initial investment. You can open a Systematic Investment Plan in the EVERGREEN INTERNATIONAL EQUITY FUND for a minimum of only $50 per month with no initial investment required.
Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.
       Shares purchased under the Funds Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment. Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable Class B CDSC will be waived with respect to redemptions occurring under a Systematic Cash Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 10% of (i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments.
Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds and the other Evergreen/Keystone mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares-Front End Sales Charge Alternative". Each Fund's investment adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen/Keystone mutual funds available to their participants.
Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.
Tax Sheltered Retirement Plans. Eligible investors may open a pension and profit sharing account in any Evergreen/Keystone mutual fund (except those funds having an objective of providing tax free income) under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs;
(ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.
EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or
                                       28
distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.
                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
       It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.
       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.
       Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.
       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.
       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be
                                       29
subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.
       If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Furthermore, shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.
       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding. A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within ninety days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of the Fund.
       The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.
GENERAL INFORMATION
Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund. Organization. The EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND are separate series of the Evergreen Equity Trust (formerly Evergreen Real Estate Equity Trust), a Massachusetts business trust organized in 1988. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND are separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting thereon if 10% of the shareholders so request in writing.
       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable CDSC. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution, shareholder service and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.
Custodian, Registrar, Transfer Agent and Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B
                                       30
shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares. FUNB may act as sub-transfer agent in connection with certain telephone services provided to the Funds' shareholders, and with respect to shareholders participating in certain employee benefit plans for which FUNB provides recordkeeping services.
Principal Underwriter. EKD, an affiliate of BISYS Fund Services, located at 120 Clove Road, Little Falls, New Jersey 07424, is the principal underwriter of the Funds. BISYS Fund Services also acts as sub-administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and provides certain sub-administrative services to Evergreen Asset in connection with its role as investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, including providing personnel to serve as officers of the Funds.
Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class A, Class B, Class C shares are the only class of shares offered by this Prospectus. Class Y shares are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Keystone, Evergreen Asset or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares. Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class Y, Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.
       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen mutual funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The materials may also reprint, and use as advertising and sales literature, articles from Evergreen Events, a quarterly magazine provided free of charge to Evergreen/Keystone Mutual fund shareholders.
       Performance data for each class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.
                                       31

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.
Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       32

  INVESTMENT ADVISERS
  Capital Management Group of First Union National Bank of North Carolina, 201 South College Street, Charlotte, North Carolina 28288
      EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN INTERNATIONAL EQUITY
  FUND

  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, EVERGREEN GLOBAL LEADERS FUND

  CUSTODIAN & TRANSFER AGENT
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827

  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  INDEPENDENT AUDITORS
  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036

  DISTRIBUTOR
  Evergreen Keystone Distributor, Inc., 120 Clove Road, Little Falls, New Jersey 07424

                                                                   536113 Rev 02

*******************************************************************************

   PROSPECTUS                                                   March 3, 1997

   EVERGREEN(SM) INTERNATIONAL/GLOBAL GROWTH FUNDS    (Evergreen Logo Goes Here)

   EVERGREEN EMERGING MARKETS GROWTH FUND
   EVERGREEN INTERNATIONAL EQUITY FUND
   EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
   EVERGREEN GLOBAL LEADERS FUND

   CLASS Y SHARES

        The Evergreen International/Global Growth Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide capital growth and diversification. This Prospectus provides information regarding the Class Y shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.

        A Statement of Additional Information for the Funds dated March 3, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 235-0064. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.

   THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

   EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        5
DESCRIPTION OF THE FUNDS                                   12
         Investment Objectives and Policies                12
         Investment Practices and Restrictions             14
MANAGEMENT OF THE FUNDS                                    20
         Investment Advisers                               20
         Sub-Advisers                                      22
PURCHASE AND REDEMPTION OF SHARES                          23
         How to Buy Shares                                 23
         How to Redeem Shares                              24
         Exchange Privilege                                25
         Shareholder Services                              25
         Effect of Banking Laws                            26

OTHER INFORMATION                                          26
         Dividends, Distributions and Taxes                26
         General Information                               27

                             OVERVIEW OF THE FUNDS

       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".

       The investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset Management Corp. is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank of North Carolina serves as investment adviser to EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN INTERNATIONAL EQUITY FUND.

       EVERGREEN EMERGING MARKETS GROWTH FUND seeks to provide long-term capital appreciation. The EVERGREEN EMERGING MARKETS GROWTH FUND invests in equity securities of issuers located in countries with emerging markets.

       EVERGREEN INTERNATIONAL EQUITY FUND seeks to provide long-term capital appreciation. The EVERGREEN INTERNATIONAL EQUITY FUND invests in equity securities of non-U.S. issuers.

       EVERGREEN GLOBAL REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. It invests primarily in equity securities of United States and non-United States companies which are principally engaged in the real estate industry or which own significant real estate assets. It will not purchase direct interests in real estate.

       EVERGREEN GLOBAL LEADERS FUND seeks to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund's investment adviser will attempt to screen the largest companies in the world's major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria, including those with the highest return on equity and consistent earnings growth.

       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.

                              EXPENSE INFORMATION

       The table set forth below summarizes the shareholder transaction costs associated with an investment in the Class Y Shares of the Fund. For further information see "Purchase and Redemption of Shares".

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                                                     None
Sales Charge on Dividend Reinvestments                                                        None
Contingent Deferred Sales Charge                                                              None
Redemption Fee                                                                                None
Exchange Fee (only applies after 4 exchanges per year)                                      $ 5.00

       The following table shows for the Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to Class Y Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and (ii) redemption at the end of each period.

EVERGREEN EMERGING MARKETS GROWTH FUND

                          ANNUAL OPERATING
                             EXPENSES*                                EXAMPLE
Management Fees                 1.50%          After 1 Year            $  20
12b-1 Fees                         --          After 3 Years           $  63
Other Expenses**                 .50%          After 5 Years           $ 108
                                               After 10 Years          $ 233
Total                           2.00%

EVERGREEN INTERNATIONAL EQUITY FUND

                          ANNUAL OPERATING
                             EXPENSES*                                EXAMPLE
Management Fees                  .77%          After 1 Year            $  13
12b-1 Fees                         --          After 3 Years           $  40
Other Expenses**                 .48%          After 5 Years           $  69
                                               After 10 Years          $ 151
Total                           1.25%

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

                          ANNUAL OPERATING
                             EXPENSES*                                EXAMPLE
Management Fees                 1.00%          After 1 Year            $  17
12b-1 Fees                         --          After 3 Years           $  53
Other Expenses                   .67%          After 5 Years           $  91
                                               After 10 Years          $ 198
Total                           1.67%

EVERGREEN GLOBAL LEADERS FUND

                               ANNUAL
                              OPERATING
                              EXPENSES*                               EXAMPLE
Management Fees                  .95%         After 1 Year             $  18
12b-1 Fees                         --         After 3 Years            $  55
Other Expenses**                 .80%         After 5 Years            $  95
                                              After 10 Years           $ 206
Total                           1.75%

 * The estimated annual operating expenses and examples do not reflect certain fee waivers for the most recent fiscal period. Actual expenses for Class Y Shares net of fee waivers for the fiscal year ended October 31, 1996 were as follows:

Evergreen Emerging Markets Growth Fund                                   1.50%
Evergreen Global Real Estate Fund                                        1.62%
Evergreen International Equity Fund                                       .99%
Evergreen Global Leaders Fund                                            1.47%

** Reflects agreements by CMG and Evergreen Asset to limit aggregate operating expenses (including the investment advisory fees, but excluding interest, taxes, brokerage commissions, Rule 12b-1 fees, shareholder servicing fees and extraordinary expenses) of Evergreen Emerging Markets Growth Fund, Evergreen International Equity Fund and Evergreen Global Leaders Fund, respectively, to 2.00%, 1.25% and 1.75%, respectively, of average net assets for the foreseeable future. Absent such agreements, the estimated annual operating expenses for the Fund would be as follows:

Evergreen Emerging Markets Growth Fund                                   3.27%
Evergreen Global Leaders Fund                                            2.51%
Evergreen International Equity Fund                                      1.41%

       From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.

       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the experience of each Fund for the most recent fiscal year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds".

                              FINANCIAL HIGHLIGHTS

       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the year ended October 31, 1996 for EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN INTERNATIONAL EQUITY FUND has been audited by Price Waterhouse LLP, each Fund's independent auditors. The information in the tables for EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN INTERNATIONAL EQUITY FUND for each of the fiscal periods ended October 31, 1995 and December 31, 1994 was audited by KPMG Peat Marwick LLP. The information in the tables for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND for the five most recent fiscal years or the life of the Fund if shorter has been audited by Price Waterhouse LLP, the Funds' independent auditors. A report of KPMG Peat Marwick LLP or Price Waterhouse LLP, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.

       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

EVERGREEN EMERGING MARKETS GROWTH FUND

                                                          CLASS A SHARES                              CLASS B SHARES
                                                                          SEPTEMBER 6,                                SEPTEMBER 6,
                                                YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS       1994*
                                                ENDED         ENDED         THROUGH         ENDED         ENDED         THROUGH
                                             OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,    DECEMBER 31,
                                               1996|          1995#           1994         1996++         1995#           1994
PER SHARE DATA:
Net asset value, beginning of period.......      $7.90         $8.17         $10.00          $7.85         $8.16         $10.00
Income (loss) from investment operations:
  Net investment income (loss).............       (.01)          .05             --           (.08)          .01           (.02)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions...........................        .62          (.32)         (1.83)           .62          (.32)         (1.82)
    Total from investment operations.......        .61          (.27)         (1.83)           .54          (.31)         (1.84)
Less distributions to shareholders from net
  investment income........................       (.05)           --             --             --            --             --
Net asset value, end of period.............      $8.46         $7.90          $8.17          $8.39         $7.85          $8.16
TOTAL RETURN+..............................       7.7%         (3.3%)        (18.3%)          6.9%         (3.8%)        (18.4%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).................................     $1,645        $1,117           $867         $2,881        $1,940         $1,589
Ratios to average net assets:
  Expenses**...............................      1.74%         1.73%++        1.78%++        2.50%         2.48%++        2.53%++
  Net investment income (loss)**...........      (.09%)         .76%++        (.12%)++       (.87%)         .03%++        (.84%)++
Portfolio turnover rate....................       107%           65%            17%           107%           65%            17%
Average commission rate paid...............    $ .0103           N/A            N/A        $ .0103           N/A            N/A

| Per share data is calculated based on average shares outstanding during the period.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                        CLASS A SHARES                              CLASS B SHARES
                                                                        SEPTEMBER 6,                                SEPTEMBER 6,
                                              YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS       1994*
                                              ENDED         ENDED         THROUGH         ENDED         ENDED         THROUGH
                                           OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,    DECEMBER 31,
                                              1996          1995#           1994          1996          1995#           1994
Expenses.................................      3.58%         3.97%          3.96%          4.34%         4.72%          4.71%
Net investment loss......................     (1.93%)       (1.48%)        (2.30%)        (2.71%)       (2.21%)        (3.02%)

EVERGREEN EMERGING MARKETS GROWTH FUND

                                                         CLASS C SHARES                               CLASS Y SHARES
                                                                         SEPTEMBER 6,                                 SEPTEMBER 6,
                                               YEAR        TEN MONTHS       1994*           YEAR        TEN MONTHS       1994*
                                              ENDED          ENDED         THROUGH         ENDED          ENDED         THROUGH
                                           OCTOBER 31,    OCTOBER 31,    DECEMBER 31,   OCTOBER 31,    OCTOBER 31,    DECEMBER 31,
                                              1996|          1995#           1994          1996++         1995#           1994
PER SHARE DATA:
Net asset value, beginning of period.....       $7.84          $8.16         $10.00          $7.92          $8.17         $10.00
Income (loss) from investment operations:
  Net investment income (loss)...........        (.08)           .02           (.02)           .01            .05            .01
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions.........................         .62           (.34)         (1.82)           .62           (.30)         (1.84)
    Total from investment operations.....         .54           (.32)         (1.84)           .63           (.25)         (1.83)
Less distributions to shareholders from
  net investment income..................          --             --             --           (.07)            --             --
Net asset value, end of period...........       $8.38          $7.84          $8.16          $8.48          $7.92          $8.17
TOTAL RETURN+............................        6.9%          (3.9%)        (18.4%)          7.9%          (3.1%)        (18.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)...............................         $85            $56            $89        $28,959         $9,355         $5,878
Ratios to average net assets:
  Expenses**.............................       2.51%          2.50%++        2.53%++        1.50%          1.48%++        1.53%++
  Net investment income (loss)**.........       (.91%)          .72%++        (.82%)++        .11%           .94%++         .43%++
Portfolio turnover rate..................        107%            65%            17%           107%            65%            17%
Average commission rate paid.............      $.0103            N/A            N/A         $.0103            N/A            N/A

| Per share data is calculated based on average shares outstanding during the period.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                        CLASS C SHARES                              CLASS Y SHARES
                                                                        SEPTEMBER 6,                                SEPTEMBER 6,
                                              YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS       1994*
                                              ENDED         ENDED         THROUGH         ENDED         ENDED         THROUGH
                                           OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,    DECEMBER 31,
                                              1996          1995#           1994          1996          1995#           1994
Expenses.................................      4.31%         4.74%          4.71%          3.27%         3.72%          3.71%
Net investment loss......................     (2.71%)       (1.52%)        (3.00%)        (1.66%)       (1.30%)        (1.75%)

EVERGREEN INTERNATIONAL EQUITY FUND

                                                    CLASS A SHARES                                 CLASS B SHARES
                                                                     SEPTEMBER 2,                                   SEPTEMBER 2,
                                         YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS        1994*
                                         ENDED          ENDED          THROUGH          ENDED          ENDED          THROUGH
                                      OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,
                                        1996|           1995#            1994          1996++          1995#            1994
PER SHARE DATA:
Net asset value, beginning of
  period...........................       $9.58          $9.50          $10.00           $9.53          $9.50          $10.00
Income (loss) from investment
  operations:
  Net investment income............         .17            .09             .02             .11            .06              --
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency
    transactions...................         .78             --            (.52)            .76           (.03)           (.50)
    Total from investment
      operations...................         .95            .09            (.50)            .87            .03            (.50)
Less distributions to shareholders
  from net investment income.......        (.10)          (.01)             --            (.03)            --              --
Net asset value, end of period.....      $10.43          $9.58           $9.50          $10.37          $9.53           $9.50
TOTAL RETURN+......................        9.9%           1.1%           (5.1%)           9.2%            .5%           (5.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).........................      $7,234         $3,594          $2,545         $14,110         $7,278          $5,602
Ratios to average net assets:
  Expenses**.......................       1.24%          1.19%++         1.26%++         2.00%          1.94%++         2.02%++
  Net investment income**..........       1.65%          1.38%++          .91%++         1.05%           .66%++          .10%++
Portfolio turnover rate............        113%             4%              1%            113%             4%              1%
Average commission rate paid.......      $.0068            N/A             N/A          $.0068            N/A             N/A

*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
| Per share data is calculated based on average shares outstanding during the period.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                   CLASS A SHARES                                 CLASS B SHARES
                                                                    SEPTEMBER 2,                                   SEPTEMBER 2,
                                        YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS        1994*
                                        ENDED          ENDED          THROUGH          ENDED          ENDED          THROUGH
                                     OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,
                                        1996           1995#            1994           1996           1995#            1994
Expenses..........................      1.66%           1.84%           2.09%          2.42%           2.59%           2.85%
Net investment income (loss)......      1.23%            .73%            .08%           .63%            .01%          (.73%)

EVERGREEN INTERNATIONAL EQUITY FUND

                                                    CLASS C SHARES                                 CLASS Y SHARES
                                                                     SEPTEMBER 2,                                   SEPTEMBER 2,
                                         YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS        1994*
                                         ENDED          ENDED          THROUGH          ENDED          ENDED          THROUGH
                                      OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,
                                        1996|           1995#            1994          1996++          1995#            1994
PER SHARE DATA:
Net asset value, beginning of
  period...........................       $9.53         $ 9.49          $10.00            $9.60          $9.50          $10.00
Income (loss) from investment
  operations:
  Net investment income............         .12            .08             .03              .20            .08             .02
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency
    transactions...................         .76           (.04)           (.54)             .78            .03            (.51)
    Total from investment
      operations...................         .88            .04            (.51)             .98            .11            (.49)
Less distributions to shareholders
  from net investment income.......         (.0)(a)         --              --             (.12)          (.01)           (.01)
Net asset value, end of period.....      $10.41          $9.53           $9.49           $10.46          $9.60           $9.50
TOTAL RETURN+......................        9.3%            .5%           (5.2%)           10.3%           1.3%           (5.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).........................        $188           $196            $163         $124,695        $49,575         $23,830
Ratios to average net assets:
  Expenses**.......................       1.99%          1.94%++         2.01%++           .99%           .94%++         1.06%++
  Net investment income**..........       1.16%           .79%++          .85%++          1.95%          1.58%++         1.03%++
Portfolio turnover rate............        113%             4%              1%             113%             4%              1%
Average commission rate paid.......      $.0068            N/A             N/A           $.0068            N/A             N/A

(a) Less than one cent per share.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
| Per share data is calculated based on average shares outstanding during the period.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                   CLASS C SHARES                                 CLASS Y SHARES
                                                                    SEPTEMBER 2,                                   SEPTEMBER 2,
                                        YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS        1994*
                                        ENDED          ENDED          THROUGH          ENDED          ENDED          THROUGH
                                     OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,
                                        1996           1995#            1994           1996           1995#            1994
Expenses..........................      2.43%           2.59%           2.84%          1.41%           1.59%           1.89%
Net investment income.............       .72%            .14%            .02%          1.53%            .93%            .20%

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND -- CLASS Y SHARES

                                             ONE MONTH                   NINE MONTHS
                               YEAR ENDED      ENDED      YEAR ENDED        ENDED
                               OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  SEPTEMBER 30,            YEAR ENDED DECEMBER 31,
                                 1996|        1995##         1995           1994#        1993         1992        1991        1990
PER SHARE DATA:
Net asset value, beginning of
 period.......................    $11.59       $12.13        $13.81          $14.75       $9.86       $9.16       $8.10      $10.03
Income (loss) from investment
 operations:
 Net investment income
   (loss).....................       .01         (.01)          .11             .07          --        (.01)       (.02)       (.03)
 Net realized and unrealized
   gain (loss) on
   investments................       .71         (.53)        (1.17)          (1.01)       5.07         .94        1.08       (1.90)
 Total from investment
   operations.................       .72         (.54)        (1.06)           (.94)       5.07         .93        1.06       (1.93)
Less distributions to
 shareholders from:
 Net investment income........        --           --          (.10)             --          --          --          --          --
 Net realized gains...........        --           --          (.52)             --        (.18)       (.23)         --          --
 Total distributions..........        --           --          (.62)             --        (.18)       (.23)         --          --
Net asset value, end of
 period.......................    $12.31       $11.59        $12.13          $13.81      $14.75       $9.86       $9.16       $8.10
TOTAL RETURN+.................      6.2%        (4.5%)        (7.7%)          (6.4%)      51.4%       10.2%       13.1%      (19.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)..............   $47,502      $61,418       $67,645        $132,294    $146,173      $8,618      $7,557      $6,004
Ratios to average net assets:
 Operating expenses...........     1.62%**      1.62%++       1.54%           1.46%++     1.56%**     2.00%**     2.00%**    2.00%**
 Interest expense.............      .03%         .03%++        .05%            .08%++        --          --          --          --
 Net investment income
   (loss).....................      .11%**     (1.14%)++       .92%            .56%++      .03%**    (.10%)**     (.27%)**  (.39%)**
Portfolio turnover rate.......       25%           1%           28%             63%         88%        245%        207%        325%
Average commission rate
 paid.........................   $ .0037          N/A           N/A             N/A         N/A         N/A         N/A         N/A

                                FEBRUARY 1, 1989*
                                     THROUGH
                                  DECEMBER 31,
                                      1989
PER SHARE DATA:
Net asset value, beginning of
 period.......................        $10.00
Income (loss) from investment
 operations:
 Net investment income
   (loss).....................           .17
 Net realized and unrealized
   gain (loss) on
   investments................           .03
 Total from investment
   operations.................           .20
Less distributions to
 shareholders from:
 Net investment income........          (.17)
 Net realized gains...........            --
 Total distributions..........          (.17)
Net asset value, end of
 period.......................        $10.03
TOTAL RETURN+.................          2.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)..............        $7,336
Ratios to average net assets:
 Operating expenses...........         2.00%**++
 Interest expense.............            --
 Net investment income
   (loss).....................         2.23%**++
Portfolio turnover rate.......          151%
Average commission rate
 paid.........................           N/A

#  The Fund changed its fiscal year end from December 31 to September 30.
##  The Fund changed its fiscal year end from September 30 to October 31.
*  Commencement of operations.
|  Calculated based on average shares outstanding during the period.
+ Total return is calculated on net asset value per share and is not annualized.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                YEAR ENDED
                                                                OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                                                   1996        1993        1992       1991        1990
Operating expenses.............................................      1.67%      1.64%       3.72%      3.76%       3.99%
Net investment income (loss)...................................       .06%      (.05%)     (1.82%)    (2.02%)     (2.38%)

                                                                 FEBRUARY 1, 1989*
                                                                      THROUGH
                                                                   DECEMBER 31,
                                                                       1989
Operating expenses.............................................         3.17%
Net investment income (loss)...................................         1.06%

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND -- CLASS A, B AND C SHARES

                                      CLASS A SHARES                              CLASS B SHARES                   CLASS C
                                                     FEBRUARY 10,                                 FEBRUARY 8,      SHARES
                                        ONE MONTH        1995*                      ONE MONTH        1995*
                         YEAR ENDED       ENDED         THROUGH      YEAR ENDED       ENDED         THROUGH      YEAR ENDED
                         OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   OCTOBER 31,
                            1996         1995##          1995           1996         1995##          1995           1996
PER SHARE DATA:+
Net asset value,
 beginning of period...      $11.58        $12.12         $11.46         $11.53        $12.08         $11.44         $11.53
Income (loss) from
 investment operations:
 Net investment income
   (loss)..............         .06          (.01)           .07           (.13)         (.02)           .08           (.13)
 Net realized and
   unrealized gain
   (loss) on
   investments.........         .64          (.53)           .59            .74          (.53)           .56            .74
 Total income (loss)
   from investment
   operations..........         .70          (.54)           .66            .61          (.55)           .64            .61
Net asset value, end of
 period................      $12.28        $11.58         $12.12         $12.14        $11.53         $12.08         $12.14
TOTAL RETURN|..........        6.0%         (4.5%)          5.8%           5.3%         (4.6%)          5.6%           5.3%
RATIOS & SUPPLEMENTAL
 DATA:
Net assets, end of
 period
 (000's omitted).......        $721       $74,376        $66,261           $134       $99,964       $128,117             $8
Ratios to average net
 assets:
 Operating
   expenses++..........       1.79%         1.73%**        1.61%**        2.56%         2.44%**        2.42%**        2.54%
 Interest expense......        .03%          .03%**         .01%**         .03%          .03%**         .03%**         .03%
 Net investment income
   (loss)++............        .40%        (1.26%)**        .98%**       (1.03%)       (1.98%)**       1.38%**       (1.06%)
Portfolio turnover
 rate..................         25%            1%            28%#           25%            1%            28%#           25%
Average commission rate
 paid..................      $.0037           N/A            N/A         $.0037           N/A            N/A         $.0037

                              CLASS C SHARES
                                        FEBRUARY 9,
                          ONE MONTH        1995*
                            ENDED         THROUGH
                         OCTOBER 31,   SEPTEMBER 30,
                           1995##          1995
PER SHARE DATA:+
Net asset value,
 beginning of period...      $12.08         $11.43
Income (loss) from
 investment operations:
 Net investment income
   (loss)..............        (.02)           .06
 Net realized and
   unrealized gain
   (loss) on
   investments.........        (.53)           .59
 Total income (loss)
   from investment
   operations..........        (.55)           .65
Net asset value, end of
 period................      $11.53         $12.08
TOTAL RETURN++.........       (4.6%)          5.7%
RATIOS & SUPPLEMENTAL
 DATA:
Net assets, end of
 period
 (000's omitted).......      $3,643         $6,811
Ratios to average net
 assets:
 Operating
   expenses++..........       2.37%**        1.54%**
 Interest expense......        .02%**         .01%**
 Net investment income
   (loss)++............      (1.94%)**        .86%**
Portfolio turnover
 rate..................          1%            28%#
Average commission rate
 paid..................         N/A            N/A

*  Commencement of class operations.
** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares, and are not necessarily indicative of future ratios.
+  Calculated based on average shares outstanding during the period.
| Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
# Portfolio turnover rate is calculated for the year ended September 30, 1995. ## The Fund changed its fiscal year end from September 30 to October 31.
++ Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                      CLASS A SHARES                              CLASS B SHARES                   CLASS C
                                                     FEBRUARY 10,                                 FEBRUARY 8,
                                        ONE MONTH        1995*                      ONE MONTH        1995*         SHARES
                         YEAR ENDED       ENDED         THROUGH      YEAR ENDED       ENDED         THROUGH      YEAR ENDED
                         OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   OCTOBER 31,
                            1996          1995           1995           1996          1995           1995           1996
Operating expenses.....       2.97%        46.90%         21.59%         14.45%        31.39%         82.74%        118.64%
Net investment loss....       (.78%)      (46.44%)       (19.00%)       (12.92%)      (30.94%)       (79.94%)      (117.16%)


                                        FEBRUARY 9,
                          ONE MONTH        1995*
                            ENDED         THROUGH
                         OCTOBER 31,   SEPTEMBER 30,
                            1995           1995
Operating expenses.....     570.26%        269.60%
Net investment loss....    (569.83%)      (266.32%)

EVERGREEN GLOBAL LEADERS FUND

                                                     CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                                     JUNE 3, 1996*       JUNE 3, 1996*       JUNE 3, 1996*       CLASS Y SHARES
                                                        THROUGH             THROUGH             THROUGH            YEAR ENDED
                                                    OCTOBER 31,1996     OCTOBER 31, 1996    OCTOBER 31, 1996    OCTOBER 31, 1996
PER SHARE DATA:++
Net asset value, beginning of period.............         $11.29              $11.29             $11.29               $10.00
Income (loss) from investment operations:
  Net investment income (loss)...................             --                (.02)              (.02)                 .07
  Net realized and unrealized gain on investments
    and foreign currency transactions............            .62                 .60                .59                 1.88
    Total income from investment operations......            .62                 .58                .57                 1.95
Less distributions to shareholders from net
  investment income..............................             --                  --                 --                 (.04)
Net asset value, end of period...................         $11.91              $11.87             $11.86               $11.91
TOTAL RETURN+....................................           5.5%                5.1%               5.0%                19.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........       $ 12,975            $ 41,948               $554             $ 18,607
Ratios to average net assets: |
  Expenses.......................................          1.75%**             2.50%**            2.50%**              1.47%
  Net investment income (loss)...................           .10%**             (.68%)**           (.67%)**              .62%
Portfolio turnover rate#.........................            20%                 20%                20%                  20%
Average commission rate paid.....................         $.0659              $.0659             $.0659               $.0659

*  Commencement of class operations.
** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares and are not necessarily indicative of future ratios.
+ Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Calculated based on average shares outstanding during the period.
#  Calculated for the twelve months ended October 31, 1996.
| Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of state expense limitations, would have been the following:

                                                   CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                                   JUNE 3, 1996*       JUNE 3, 1996*       JUNE 3, 1996*       CLASS Y SHARES
                                                      THROUGH             THROUGH             THROUGH            YEAR ENDED
                                                  OCTOBER 31, 1996    OCTOBER 31, 1996    OCTOBER 31, 1996    OCTOBER 31, 1996
Expenses.......................................         2.16%               2.93%               2.93%               2.51%
Net investment loss............................         (.31%)             (1.11%)             (1.10%)              (.42%)

                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

       Unless otherwise noted in this Prospectus, the Funds' investment policies are not fundamental and may be changed without shareholder approval. Each Fund's investment objective and their fundamental policies may not be changed without shareholder approval. Shareholders will be notified thirty days prior to any changes in policies that are not fundamental.

       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" below. The Funds have also adopted a number of investment restrictions which are set forth in the Statement of Additional Information.

EVERGREEN EMERGING MARKETS GROWTH FUND

       The objective of EVERGREEN EMERGING MARKETS GROWTH FUND is long-term capital appreciation. In seeking this objective, the Fund invests in equity securities of issuers located in emerging markets. The Fund is suitable for aggressive investors interested in the investment opportunities offered by securities of issuers located in emerging or developing markets and the resulting potential for growth opportunities attributable to political change, economic deregulation and liberalized trade policies.

       The Fund invests primarily in a diversified portfolio of equity securities of issuers located in countries with emerging markets. As a matter of policy, the Fund will invest at least 65% of the value of its total assets in securities of emerging market issuers.

       A country will be considered to have an "emerging market" if it has relatively low gross national product per capita compared to the world's major economies and the potential for rapid economic growth. Countries with emerging markets include those that have an emerging stock market (as defined by the International Finance Corporation), those with low-to middle income economies (according to the World Bank), and those listed in World Bank publications as "developing". The Fund will normally invest in at least six different countries, although it may invest all of its assets in a single country. At the present time, the Fund has no intention of investing all of its assets in a single country. The Fund focuses on equity securities, but may also invest in other types of instruments, including debt securities. Marvin & Palmer Associates, the sub-adviser to the Fund, will make investment decisions regarding equity securities based on its analysis of returns, price momentum, business and industry considerations, and management quality. See "Special Rate Considerations".

EVERGREEN INTERNATIONAL EQUITY FUND

       The objective of EVERGREEN INTERNATIONAL EQUITY FUND is long-term capital appreciation. The Fund invests primarily in equity securities of non-U.S. issuers and is suitable for investors who want to pursue their investment goals in markets outside the United States. The Fund provides investors with a vehicle to pursue investment opportunities in countries outside the U.S. whose securities markets may benefit from differing economic and political cycles.

       The Fund invests primarily in foreign equity securities that Warburg, Pincus Counsellors, Inc., the sub-adviser to the Fund, determines through fundamental analysis to be undervalued compared to other securities in their industries and countries. As a matter of policy, the Fund will invest at least 65% of the value of its total assets in equity securities of issuers located in at least three countries outside of the United States, including emerging markets as described above under "Evergreen Emerging Markets Growth Fund". See "Special Rate Considerations".

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

       The EVERGREEN GLOBAL REAL ESTATE EQUITY FUND seeks to achieve its investment objective of long-term capital growth through investment primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets; the Fund will not purchase direct interests in real estate. Current income will be a secondary objective. Equity securities will include common stock, preferred stock and securities convertible into common stock.

       The Fund will, under normal conditions, invest at least 65% of its total assets in equity securities of domestic and foreign exchanges or NASDAQ listed companies which are principally engaged in the real estate industry. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will only invest in real estate equity trusts and limited partnerships which are traded on major exchanges. As a matter of fundamental policy, the Fund will also invest at least 65% of its total assets in the equity securities of companies of at least three countries, including the United States, except when abnormal market or financial conditions warrant the assumption of a temporary defensive position. See "Special Risk Considerations".

       The remainder of the Fund's investments may be made in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries. In addition, the Fund may, from time to time, invest in the securities of companies unrelated to the real estate industry but whose real estate assets are substantial relative to the price of the companies' securities or which offer significant capital appreciation potential.

       The Fund pursues a flexible strategy of investing in companies throughout the world and it is anticipated that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, the Far East (Japan, Hong Kong, Singapore, Malaysia and Thailand) and the United States. Generally, a substantial portion of the assets of the Fund will be denominated or traded in foreign currencies.

       Also, consistent with the Fund's secondary objective of current income, investments may also be made in debt securities. The debt securities purchased will generally be of investment grade or better quality (e.g., rated no lower than A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or if not so rated, believed by the Fund's investment adviser to be of comparable quality). However, up to 10% of total assets may be invested in unrated debt securities of issuers secured by real estate assets where the Fund's investment adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly. A description of the ratings noted above is set forth in the Statement of Additional Information.

EVERGREEN GLOBAL LEADERS FUND

       The investment objective of the EVERGREEN GLOBAL LEADERS FUND is to provide long-term capital growth. It will attempt to achieve its objective by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. There can be no assurance that the Fund will be able to achieve its investment objective. Under normal conditions at least 65% of the Fund's total assets will consist of global equity securities. The Fund will make investments in no less than three countries, which may include the United States. In addition to the United States, the countries in which the Fund may invest include, but are not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

       The Fund's investment adviser will attempt to screen the largest companies in these and other major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria. Such companies may include those with the highest return on equity and consistent earnings growth. They may also include companies with an established market presence, or which operate in industries or sectors that have, in the opinion of the Fund's investment adviser, significant growth prospects. The criteria will be reviewed and evaluated on an ongoing basis by the Fund's investment adviser.

       In determining what constitutes a major industrialized country, the Fund's investment adviser will look to classifications set forth in the Morgan Stanley Capital International ("MSCI") Index and the various reports on this subject disseminated by the World Bank. The Fund's investment adviser will utilize a series of weighing techniques to insure adequate diversification by country and industry and attempt to identify the largest companies in each market, primarily by reference to the market capitalizations published in the MSCI Index.

       Although, as stated above, the Fund expects that investments will be made in no less than three countries including the United States, the Fund may invest more than 25% of its total assets in one country. To the extent that the Fund invests more than 25% of its total assets in the securities of issuers located in one country, the value of the Fund's shares may be subject to greater fluctuations due to the lesser degree of diversification across countries such a policy affords, and the fact that the securities markets of certain countries may be subject to greater risks and volatility than that which exists in the United States. See "Special Risk Considerations".

INVESTMENT PRACTICES AND RESTRICTIONS

General. The Funds primarily invest in:

       common and preferred stocks, convertible securities and warrants of foreign and domestic corporations. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short-term, particularly those of smaller capitalization companies. Smaller capitalization companies may have limited product lines, markets, or financial resources. These conditions may make them more susceptible to setbacks and reversals. Therefore, their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies;

       obligations of foreign governments and supranational organizations; corporate and foreign government fixed income securities denominated in currencies other than U.S. dollars rated, at the time of purchase, Baa or higher by Moody's or BBB or higher by S&P, or which, if unrated, are considered to be of comparable quality by the Funds' investment advisers or sub-advisers. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. Although the Funds do not intend to invest significantly in debt securities, it should be noted that the prices of fixed income securities fluctuate inversely to the direction of interest rates;

       strategic investments, such as options and futures contracts on currency transactions, securities, securities index futures contracts, and forward foreign currency exchange contracts. The Funds can use these techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, or other factors that affect security values. (Although, of course, there can be no assurance that these strategic investments will be successful in protecting the value of the Funds' securities.); and

       securities of closed-end investment companies.

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, commercial paper, certificates of deposit or bankers' acceptances and other bank obligations, or U.S. government securities and short-term obligations of foreign issuers denominated in U.S. dollars and traded in the United States if, in the opinion of a Fund's investment adviser or sub-adviser, market conditions warrant a temporary defensive investment strategy.

Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset Management Corp. and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND effected on those exchanges. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds. The portfolio turnover rate for each Fund is set forth in the tables contained in the section entitled "Financial Highlights".

Repurchase Agreements. The Funds may invest in repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Funds risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Funds to sell the security in the open market in the case of a default. In such a case, the Funds may incur costs in disposing of the security which would increase Fund expenses. Each Fund's investment adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements. The Funds may not enter into repurchase agreements if, as a result, more than 15% of a Fund's net assets would be held in repurchase agreements maturing in more than seven days and in other securities which are not readily marketable.

When-Issued And Delayed Delivery Transactions. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Funds to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Funds may pay more or less than the market value of the securities on the settlement date. A Fund may dispose of a commitment prior to settlement if the Fund's investment adviser or sub-adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable. Illiquid securities include certain restricted securities determined by a Fund's investment adviser or sub-adviser be illiquid, non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"), which have been determined to be liquid, will not be considered by the Funds' investment advisers or sub-advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund's investment adviser or sub-adviser on an ongoing basis, and in the event that such a security is deemed to be no longer liquid, appropriate action will be taken to ensure that the retention of such security does not result in a Fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.

Borrowing. As a matter of fundamental policy, the Funds may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.

       The Funds may agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price (a "reverse purchase agreement") for temporary or emergency purposes. At the time a Fund enters into a reverse purchase agreement, it will place in a segregated custodian account cash, U.S. Government securities or liquid high-grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. The Funds will not enter into reverse repurchase agreements exceeding 5% of the value of their total assets.

Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds' investment advisers or sub-advisers will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of the total assets of the EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, and one-third of the value of the total assets of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND, and must be collateralized by cash or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.

       There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

Fixed-Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

Foreign Currency Transactions and Forward Foreign Currency Exchange Contracts. The Funds will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts ("forward contracts"). A forward contract is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. The Funds will not enter into a forward contract with a term of more than one year. In addition to forward contracts entered into for hedging purposes, the Funds will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 60 days, depending upon local custom.

       As described above, a Fund may enter into forward contract in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering in a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

       Second, when a Fund's investment adviser or sub-adviser believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amount and the value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Funds do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis.

       In the second circumstance, State Street Bank and Trust Company, the Funds' custodian ("State Street" or the "Custodian") will segregate cash or liquid high-grade debt securities belonging to the Fund in an amount not less than the value of the assets committed to forward foreign currency contracts entered into under such transactions. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e. marked to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Hedging/Cross Hedging. A cross hedge is accomplished by entering into a forward contract or other arrangement with respect to one foreign currency for the purpose of hedging against a possible decline in the value of another foreign currency in which certain of the Fund's portfolio instruments are denominated. The Funds' investment advisers or sub-advisers may enter into a cross hedge, rather than hedge directly, in instances where (i) the rates for forward contracts, options, futures contract or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged and
(ii) there is a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various hedging instruments described below. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund's investment adviser or sub-adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Options and Futures. The Funds may deal in options on foreign currencies, portfolio securities and, in the case of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND, securities indices. The Funds will use these options to manage market, interest rate and currency risks. The Funds also may write covered call options and secured put options to generate income or lock in gains. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may write covered call options and secured put options on up to 25% of their net assets. EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND may write covered call options and secured put options on up to 15% of their net assets. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may purchase put and call options provided that no more than 5% of the value of their assets is invested in premiums on such options.

       A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Funds retain the risk of loss should the price of the underlying security decline. Where such options are used for hedging purposes, if the forecast of a Fund's investment adviser or sub-adviser of the direction of stock prices is incorrect, the Fund may be better off had it not engaged in such transactions. The Funds will write call options only when the options are traded on national securities exchanges in the United States and the options are covered (i.e., the Funds own the optioned securities or securities convertible into or carrying rights to acquire the optioned securities, or the Funds' custodian has segregated and maintains cash or liquid high-grade debt securities belonging to the Funds in an amount not less than the value of the assets committed to the written options). The Funds may purchase call options to close out a position. In order to do so, a Fund will make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Purchasing Put and Call Options on Securities. A Fund may purchase put options to protect its holdings of an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. A Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using put and call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Options on Foreign Currencies. As stated above, the Funds may also purchase foreign currency put options; in the case of EVERGREEN GLOBAL REAL ESTATE FUND such options must be traded on U.S. exchanges or U.S. over-the-counter markets. Exchange listed options on seven major currencies are traded in the U.S. In addition, several major U.S. investment firms make markets in unlisted options on foreign currencies. Such unlisted options may be available with respect to a wide range of foreign currencies than listed options and may have more flexible terms, but are generally less liquid than listed options and involve the credit risks associated with the individual issuer. No more than 5% of a Fund's net assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time. Furthermore, the market value of unlisted options on foreign currencies will be included with other illiquid assets held by the Fund for purposes of the 15% limit on such assets. The Funds may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.

Currency Futures Contracts and Related Options. The Funds may invest in currency futures contracts and options thereon. If a Fund's investment adviser or sub-adviser anticipates that exchange rates for a particular currency will fall, the Fund will sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge (or in the case of a sale of a call option, a partial hedge) against a decrease in the value of the Fund's securities denominated in such currency. If a Fund's investment adviser or sub-adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase.

       A currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

       Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into a contract, the premium paid for the option is lost. There are no daily payments of cash in the nature of "variation" or "maintenance" margin by the purchaser of such an option to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

       The ability to establish and close out positions in currency futures and options on currency futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

       The Funds may not enter into futures contracts or related options if, immediately thereafter, the amounts committed to margin and premiums paid for unexpired options would exceed 5% of a Fund's net assets and, in the case of EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, more than 30% of the Funds net assets would be hedged thereby. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may also enter into such futures contracts or related options if the aggregate initial margin and premiums required to establish positions other than those considered by the Commodity Futures Trading Commission ("CFTC") to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. In addition, a Fund may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Fund's portfolio securities. Futures contracts sold by a Fund are generally subject to segregation and coverage requirements established by either the CFTC or the Securities and Exchange Commission ("SEC"), with the result that, if a Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate, on an ongoing basis with its custodian, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments.

Index Futures and Options Thereon. For bona fide hedging purposes, EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may enter into securities index futures contracts and purchase and write put and call options on securities index futures contracts that are traded on regulated exchanges, including non-U.S. exchanges, to the extent permitted by the CFTC. Securities index futures contracts are based on indices that reflect the market value of securities of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

       EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may enter into securities index futures contracts to sell a securities index in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When a Fund is not fully invested and anticipates a significant market advance, it may enter into futures contracts to purchase the index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In many of these transactions, a Fund will purchase such securities upon termination of the futures position but, depending on market conditions, a futures position may be terminated without the corresponding purchases of common stock. A Fund may also invest in securities index futures contracts when its investment adviser or sub-adviser believes such investment is more efficient, liquid or cost-effective than investing directly in the securities underlying the index.

       The use of futures and related options involves special considerations and risks, including: (1) the ability of a Fund to utilize futures successfully will depend on the ability of its investment adviser or sub-adviser to predict pertinent market movements; and (2) the fact that there might be an imperfect correlation (or conceivably no correlation) between the change in the market value of the securities held by a Fund and the prices of the futures relating to the securities purchased or sold by the Fund. The use of futures and related options may reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements, but these instruments can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in positions. No assurance can be given that the investment adviser's or sub-adviser's judgment in this respect will be correct.

       It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although each investment adviser or sub-adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

SPECIAL RISK CONSIDERATIONS

Risk Characteristics Of Foreign Securities. Investing in non-U.S. securities involves additional risks not normally associated with domestic investments. In an attempt to reduce some of these risks, the Funds diversify their investments broadly among foreign countries which may include both developed and developing countries. With respect to EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND at least three different countries will always be represented. The Funds may take advantage of the unusual opportunities for higher returns available from investing in developing countries. As discussed in detail below under "Emerging Markets", however, these investments carry considerably more volatility and risk because they generally are associated with less mature economies and less stable political systems.

       To the extent that securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Funds' net asset values; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds. When a Fund converts its holdings to another currency it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

       The Funds may engage in transactions in foreign securities which are listed on foreign securities exchanges and/or traded in the over-the-counter market. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Funds' investment advisers or sub-advisers, this affords the Funds the ability to obtain best price and execution. Securities markets of foreign countries in which the Funds may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations on foreign companies; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions cost, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund; (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries.

       American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Emerging Markets. The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

       Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

       Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

       With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economics of such countries or the value of the Funds' investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S.

Investments Related to Real Estate. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS

       The management of each Fund is supervised by the Trustees of the Trust under which the Fund has been established ("Trustees"). Evergreen Asset Management Corp. ("Evergreen Asset") has been retained by EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND as investment adviser. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND. Warburg, Pincus Counsellors, Inc. ("Warburg") is sub-adviser to EVERGREEN INTERNATIONAL EQUITY FUND, and Marvin & Palmer Associates, Inc. ("Marvin & Palmer") is sub-adviser to EVERGREEN EMERGING MARKETS GROWTH FUND.

       First Union is headquartered in Charlotte, North Carolina, and had $
billion in consolidated assets as of             , 1996. First Union and its
subsidiaries provide a broad range of financial services to individuals and businesses in offices throughout the United States. CMG manages or otherwise oversees the investment of over

$42.5 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust, the two series of The Evergreen Lexicon Trust and the two series of Evergreen Tax Free Trust.

       As investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, Evergreen Asset manages the Funds' investments, provides various administrative services and supervises the Funds' daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive a fee equal to 1% of average daily net assets on an annual basis from EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, and a fee equal to .95 of 1% of average daily net assets on an annual basis from EVERGREEN GLOBAL LEADERS FUND.

       CMG, along with Warburg and Marvin & Palmer, respectively, manages investments and supervises the daily business affairs of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND. As compensation therefor, CMG is entitled to receive an annual fee from EVERGREEN INTERNATIONAL EQUITY FUND equal to: .82 of 1% of the first $20 million of average daily net assets; .79 of 1% of the next $30 million of average daily net assets; .76 of 1% of the next $50 million of average daily net assets; and .73 of 1% of average daily net assets in excess of $100 million. From EVERGREEN EMERGING MARKETS GROWTH FUND, CMG is entitled to receive an annual fee equal to: 1.50% of the first $100 million of average daily net assets; 1.45% of the next $100 million of average daily net assets; 1.40% of the next $100 million of average daily net assets; and 1.35% of average daily net assets in excess of $300 million.

       The fees paid by the Funds are higher than the rate paid by most other investment companies, but are not higher than the fees paid by many funds with similar investment objectives. The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal period ended October 31, 1996 are set forth in the section entitled "Financial Highlights". CMG has agreed to pay Warburg, the sub-adviser to EVERGREEN INTERNATIONAL EQUITY FUND, a fee equal to .55 of 1% of the average daily net assets of the Fund on an annual basis. For its services as sub-adviser to EVERGREEN EMERGING MARKETS GROWTH FUND, Marvin & Palmer receives from CMG a fee equal to: 1% of the first $100 million of average daily net assets; .95 of 1% of the next $100 million of average daily net assets; .90 of 1% of the next $100 million of average daily net assets; and .85 of 1% of average daily net assets in excess of $300 million.

       Evergreen Asset serves as administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and is entitled to receive a fee based on the average daily net assets of these Funds at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG Keystone Investment Management Company ("Keystone") or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. BISYS Fund Services, an affiliate of Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc.), distributor for the Evergreen/Keystone group of mutual funds, serves as sub-administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG, Keystone or Evergreen Asset serve as investment adviser
were approximately $    billion as of March 1, 1997.

       The portfolio manager for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND is Samuel A. Lieber. Mr. Samuel Lieber has been the Fund's principal manager since inception and has been associated with Evergreen Asset since 1985.

       The portfolio of the EVERGREEN GLOBAL LEADERS FUND is managed by a committee composed of portfolio management and analytical personnel employed by Evergreen Asset. The members of this committee include Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset, and Edwin D. Miska, who is an analyst with Evergreen Asset. Mr. Lieber and Mr. Miska are responsible for the day-to-day operations of the Fund. Mr. Lieber is the founder of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1971. Mr. Miska has been a quantitative analyst with Evergreen Asset and its predecessor since 1986.

       The portfolio managers for EVERGREEN INTERNATIONAL EQUITY FUND are Richard Wagoner, Executive Vice President, Chief Investment Officer of CMG since 1973, together with Richard H. King, P. Nicholas Edwards, Harold W. Ehrilich, Nicholas P. W. Horsley and Vincent J. McBride. Mr. King, a senior managing director, has been with Warburg since 1989. Mr. Edwards, a managing director, has been with Warburg since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. Mr. Ehrlich is a managing director and has been with Warburg since 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel, Inc. Mr. Horsley is a senior vice president of Warburg and has been with Warburg since 1993, before which time he was a director, portfolio manager and analyst at Barclays deZoete, Wedd in New York City. Mr. McBride, a senior vice president of Warburg, has been with Warburg since 1994, before which time he was an international equity analyst at Smith Barney Inc. from 1993 to 1994, at General Electric Investment Corporation from 1992 to 1993, and a portfolio manager/analyst at United Jersey Bank from 1989 to 1992..

       The portfolio managers for EVERGREEN EMERGING MARKETS GROWTH FUND, all of whom have served since the Fund's inception in 1994, are Richard Wagoner, David
F. Marvin, Chairman of Marvin & Palmer who is is primarily responsible for Latin America and currency management, Stanley Palmer, President of Marvin & Palmer who is primarily responsible for Southeast Asia and the India subcontinent, Terry B. Mason, a Vice President of Marvin & Palmer who is primarily responsible for Eastern Europe and Africa, Jay F. Middleton, a portfolio manager for Marvin & Palmer who is primarily responsible for Latin America and the Middle East, and Todd D. Marvin, a portfolio manager for Marvin & Palmer who, along with Mr. Palmer, is primarily responsible for Southeast Asia and the India subcontinent. David F. Marvin and Stanley Palmer, President, founded Marvin & Palmer in 1986. Mr. Mason and Mr. Middleton both joined Marvin & Palmer in 1990. Mr. Todd Marvin joined Marvin & Palmer in 1991.

SUB-ADVISERS

       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company with respect to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on each Fund's portfolio. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND for the services provided by Lieber & Company. It is contemplated that Lieber & Company will, to the extent practicable, effect substantially all of the portfolio transactions for these Funds on the New York and American Stock Exchanges. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.

       Warburg, the sub-adviser to the EVERGREEN INTERNATIONAL EQUITY FUND, was incorporated in 1970 and is located at 466 Lexington Avenue, New York, New York. Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals, and has broad experience in advising international funds and assisting such funds in diversifying their international portfolios on a country-by-country basis. The Directors of Warburg are Lionel I. Pincus Chief Executive Officer, John L. Furth, Chairman, and John
L. Vogelstein. E.M. Warburg Pincus & Co., Inc. controls Warburg. As of December
31, 1996, Warburg was managing approximately $    billion of assets, including
approximately $  billion of investment company assets.

       Marvin & Palmer, sub-adviser to the EVERGREEN EMERGING MARKETS GROWTH FUND, was founded in 1986 and is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At December 31, 1996, Marvin & Palmer managed a total of $ billion in investments for thirty-seven institutional investors and six commingled funds and served as
sub-adviser to another investment company with total assets of $     million.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

       Eligible investors may purchase Fund shares at net asset value by mail or wire as described below. The Funds impose no sales charges on Class Y shares. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investors may make subsequent investments by establishing a Systematic Investment Plan or a Telephone Investment Plan.

Purchases by Mail or Wire. Each investor must complete the Share Purchase Application and mail it, together with a check made payable to the Fund whose shares are being purchased, to State Street at P.O. Box 9021, Boston, Massachusetts 02205-9827. Checks not drawn on U.S. banks will be subject to foreign collection which will delay an investor's investment date and will be subject to processing fees.

       When making subsequent investments, an investor should either enclose the return remittance portion of the statement, or indicate on the face of the check, the name of the Fund in which an investment is to be made, the exact title of the account, the address, and the Fund account number. Purchase requests should not be sent to a Fund in New York. If they are, the Fund must forward them to State Street, and the request will not be effective until State Street receives them.

       Initial investments may also be made by wire by (i) calling State Street at 800-423-2615 for an account number and (ii) instructing your bank, which may charge a fee, to wire federal funds to State Street, as follows: State Street Bank and Trust Company, ABA No.0110-0002-8, Attn: Custodian and Shareholder Services. The wire must include references to the Fund in which an investment is being made, account registration, and the account number. A completed Share Purchase Application must also be sent to State Street indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing the account number. Subsequent wire investments may be made by existing shareholders by following the instructions outlined above. It is not necessary, however, for existing shareholders to call for another account number.

How the Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of each Trust under which each Fund operates believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from such investor's account to reimburse the Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen/Keystone mutual funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.

       The Share Purchase Application may not be used to invest in any of the prototype retirement plans for which the Funds are an available investment. For information about the requirements to make such investments, including copies of the necessary application forms, please call the telephone number set forth on the cover page of this Prospectus. A Fund cannot accept investments specifying a certain price or date and reserves the right to reject any specific purchase order, including orders in connection with exchanges from the other Evergreen/Keystone mutual funds. Although not currently anticipated, each Fund reserves the right to suspend the offer of shares for a period of time.

       Shares of each Fund are sold at the net asset value per share next determined after a shareholder's order is received. Investments by federal funds wire or by check will be effective upon receipt by State Street. Qualified institutions may telephone orders for the purchase of Fund shares. Investors may also purchase shares through a broker/dealer, which may charge a fee for the service.

HOW TO REDEEM SHARES

       You may "redeem", i.e. sell, your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.

       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street (800-423-2615) between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund or State Street by telephone should follow the procedures outlined above for redemption by mail.

       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5 wire charge from all redemption proceeds wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to verify that telephone requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If the Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Also, each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. The telephone redemption option may be suspended or terminated at any time without notice.

General. The sale of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a

Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.

EXCHANGE PRIVILEGE

How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen/Keystone mutual funds by telephone or mail as described below. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset value of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen/Keystone mutual fund is subject to the minimum investment and suitability requirements of each Fund.

       Each of the Evergreen/Keystone mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Each Fund imposes a fee of $5 per exchange on shareholders who exchange in excess of four times per calendar year. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

Exchanges by Telephone and Mail. You may exchange shares with a value of $1,000 or more by telephone by calling State Street (800-423-2615). Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

SHAREHOLDER SERVICES

       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, Evergreen Keystone Distributor, Inc. ("EKD"), the distributor of the Funds' shares, or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.

Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. Each Fund reserves the right to close an account that through liquidation or termination of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within twenty-four months of the initial investment. You can open a Systematic Investment Plan in the EVERGREEN INTERNATIONAL EQUITY FUND for a minimum of only $50 per month with no initial investment required.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.

       Shares purchased under the Funds Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Tax Sheltered Retirement Plans. Eligible investors may open a pension and profit sharing account in any Evergreen/Keystone mutual fund (except those funds having an objective of providing tax free income) under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs;
(ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

EFFECT OF BANKING LAWS

       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.

       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

                               OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

       It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.

       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.

       Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.

       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

       If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Furthermore, shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.

       The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Organization. The EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND are separate series of the Evergreen Equity Trust (formerly Evergreen Real Estate Equity Trust), a Massachusetts business trust organized in 1988. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND are separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting thereon if 10% of the shareholders so request in writing.

       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable contingent deferred sales charges. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution, shareholder service and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian, Registrar, Transfer Agent and Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares. FUNB may act as sub-transfer agent in connection with certain telephone services provided to the Funds' shareholders, and with respect to shareholders participating in certain employee benefit plans for which FUNB provides recordkeeping services.

Principal Underwriter. EKD, an affiliate of BISYS Fund Services, located at 120 Clove Road, Little Falls, New Jersey 07424, is the principal underwriter of the Funds. BISYS Fund Services also acts as sub-administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and provides certain sub-administrative services to Evergreen Asset in connection with its role as investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, including providing personnel to serve as officers of the Funds.

Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Keystone/Evergreen Asset or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen/Keystone mutual funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The materials may also reprint, and use as advertising and sales literature, articles from Evergreen Events, a quarterly magazine provided free of charge to Evergreen/Keystone Mutual fund shareholders.

       Performance data for each class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

  INVESTMENT ADVISERS
  Capital Management Group of First Union National Bank of North Carolina, 201 South College Street, Charlotte, North Carolina 28288
      EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN INTERNATIONAL EQUITY
  FUND

  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, EVERGREEN GLOBAL LEADERS FUND

  CUSTODIAN & TRANSFER AGENT
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827

  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  INDEPENDENT AUDITORS
  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036

  DISTRIBUTOR
  Evergreen Keystone Distributor, Inc., 120 Clove Road, Little Falls, New Jersey 07424

                                                                   536121 Rev 02

*******************************************************************************

                        STATEMENT OF ADDITIONAL INFORMATION
                                  March 3, 1997

                    THE   EVERGREEN   INTERNATIONAL/GLOBAL   GROWTH  FUNDS  2500
                   Westchester Avenue, Purchase, New York 10577
                                    800-807-2940

Evergreen Emerging Markets Growth Fund ("Emerging Markets")
Evergreen International Equity Fund ("International Equity")
Evergreen Global Real Estate Equity Fund ("Global")
Evergreen Global Leaders Fund ("Global Leaders")

This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus for the Fund in which you are making or contemplating an investment. The Evergreen International/Global Growth Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares of Emerging Markets, International Equity, Global and Global Leaders, and a separate prospectus offering Class Y shares of Emerging Markets, International Equity, Global, and Global Leaders. Copies of each Fund's Prospectus may be obtained without charge by calling the number listed above.


                                 TABLE OF CONTENTS



Investment Objectives and Policies................................2
Investment Restrictions...........................................9
Certain Risk Considerations.......................................14
Management........................................................15
Investment Advisers...............................................23
Distribution Plans................................................29
Allocation of Brokerage...........................................32
Additional Tax Information........................................35
Net Asset Value...................................................39
Purchase of Shares................................................40
General Information About the Funds...............................52
Performance Information...........................................54
Financial Statements..............................................58
Appendix A - Description of Bond, Municipal Note and Commercial
                   Paper Ratings........................................58

                              INVESTMENT OBJECTIVES AND POLICIES
            (See also "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus)

     The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds Investment Objectives and Policies" in the relevant Prospectus. The investment objectives of Emerging Growth, International Equity, Global, and Global Leaders are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

Types of Investments

Convertible Securities -- (All Funds)

     Each Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

     Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment adviser or sub-adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the adviser or sub-adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser or sub-adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants (All Funds)

     Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Sovereign Debt Obligations (All Funds)

     Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Closed-End Investment Companies (All Funds)

     Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value. Investments in closed-end investment companies involve the payment of management fees to the advisers of such investment companies.

Strategic Investments (All Funds)

Foreign Currency Transactions; Currency Risks

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

     Each Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

     Each Fund may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The advisers and the sub-advisers believe that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever they determine that it is in a Fund's best interest to do so. A Fund will not speculate in foreign currency exchange.

     Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the adviser or sub-adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of such a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.


     It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.




Foreign Currency Options

     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

     When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

     A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

     Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the advisers or sub-advisers, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.


     In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

     By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

     A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

     Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the advisers or the sub-advisers, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Restricted and Illiquid Securities (All Funds)

     The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A Securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:


     (i) the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii) dealer  undertakings  to make a market in the security;  and

     (iv) the nature of the security and the nature of the marketplace trades.


When-Issued and Delayed Delivery Securities (Emerging Markets, International Equity and Global Leaders)


     These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Emerging Markets and International Equity do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets.



Lending of Portfolio Securities (All Funds)

     The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Repurchase Agreements (All Funds)

     The Funds or their custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Funds, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Funds might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the adviser or a sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements (All Funds)

     The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.



                               INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS

         Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1.        Diversification

        No Fund may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities and, with respect to Emerging Markets and International Equity, repurchase agreements collateralized by such securities except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

2.       Ten Percent Limitation on Securities of Any One Issuer

         Global and Global Leaders may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

         Neither Emerging Markets nor International Equity may purchase more than 10% of the outstanding voting securities of any one issuer.

3.       Investment for Purposes of Control or Management

         Emerging Markets, International Equity, Global and Global Leaders may not invest in companies for the purpose of exercising control or management.

4.       Purchase of Securities on Margin

         No Fund may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

5.       Unseasoned Issuers

        Emerging Markets*, International Equity* Global and Global Leaders* may not invest more than 15% of their net assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities (this limitation does not apply to real estate investment trusts).

6.       Underwriting

         The Funds will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

7.       Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
Programs

         Global and Global Leaders* may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

         Neither Emerging Markets* nor International Equity* will purchase interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

8.       Concentration in Any One Industry

         Global may not concentrate its investments in any one industry, except that it will invest at least 65% of its total assets in securities of companies engaged principally in the real estate industry.

         Emerging Markets, International Equity and Global Leaders* will not invest 25% or more of the value of their total assets in any one industry except that they may invest more than 25% of their total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

9.       Warrants

         Global and Global Leaders* may not invest more than 5% of their net assets in warrants, and, of this amount, no more than 2% of the Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchanges.

         Emerging Markets* and International Equity* will not invest more than 5% of their net assets in warrants, including those acquired in units or attached to other securities. For purposes of this restriction, warrants acquired by the Funds' in units or attached to securities may be deemed to be without value.


10.      Ownership by Trustees/Officers

         None of Emerging Markets*, International Equity*, Global or Global Leaders* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser or investment sub-adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.      Short Sales

         Neither Emerging Markets nor International Equity will sell any securities short.


         Global and Global Leaders* may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, either Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

12.      Lending of Funds and Securities

         Global and Global Leaders* may not lend their funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements. Global and Global Leaders* may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

         Emerging Markets and International Equity will not lend any of their assets, except portfolio securities up to one-third of the value of their total assets. This does not prevent the Funds from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by a Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

13.      Commodities

         Emerging Markets and International Equity will not invest in commodities except that each Fund reserves the right to engage in transactions including futures contracts, options and forward contracts with respect to securities indices or currencies.

         Global and Global Leaders will not purchase, sell or invest in commodities or commodity contracts; provided, however, that this policy does not prevent either Fund from purchasing and selling currency futures contracts and entering into forward foreign currency contracts.

14.      Real Estate

         Neither Emerging Markets nor International Equity will purchase or sell real estate, including limited partnership interests in real estate, although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         Global and Global Leaders may not purchase or invest in real estate or interests in real estate (although they may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

15.      Borrowing, Senior Securities, Reverse Repurchase Agreements

         Emerging Markets and International Equity will not issue senior securities except that each Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed and except to the extent that a Fund may enter into futures contracts. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of their portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

         Global   and  Global  Leaders  may  not  borrow  money,  issue  senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing, provided that Global will not purchase any securities at times when any borrowings (including reverse repurchase agreements) are outstanding. Global and Global Leaders* will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

16.      Joint Trading

         Global, Global Leaders*, Emerging Markets* and International Equity* may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders for the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

17.      Options


          Global and Global Leaders*, may not write, purchase or sell put or call options, or combinations thereof except as permitted under "Description of Funds Investment Practices and Restrictions" in each Fund's Prospectus.


         Emerging Markets* and International Equity* may write covered call options and secured put options on up to 25% of their net assets and may purchase put and call options provided that no more than 5% of the market value of its net assets may be invested in premiums on such options.

18.      Pledging Assets

         Neither Emerging Markets nor International Equity will mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, a Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.



19.      Investing in Securities of Other Investment Companies

         Emerging Markets*, International Equity*, Global* and Global Leaders* will limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of their total assets in any one investment company and will invest no more than 10% of their total assets in investment companies in general. A Fund will purchase securities of closed-end investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses. There is no present intention of making such investments on behalf of Global Leaders.


20.      Restricted Securities

         Emerging Markets* and International Equity* will not invest more than 5% of their total assets in securities subject to restrictions on resale under the 1933 Act, except for restricted securities which meet criteria for liquidity established by the Trustees.

21.       Illiquid Securities.

         Global* and Global Leaders* may not invest more than 15% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the 1933 Act, which the Trustees have determined to be liquid.

         Emerging Markets* and International Equity* will not invest more than 15% of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities not determined by the Trustees to be liquid.


     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of net assets will not result in a violation of such restriction.


     For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".



                          CERTAIN RISK CONSIDERATIONS

            There can be no assurance that a Fund will achieve its investment objective and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

           While Global is technically diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), because the investment alternatives of the Fund are restricted by a policy of concentrating at least 65% of its total assets in companies in the real estate industry, investors should understand that investment in the Fund may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of industry investment alternatives.

Borrowing.

         Global has borrowings outstanding. It is in essence leveraged and, therefore, share price fluctuations may be more pronounced than the market in general. The table set forth below describes the extent to which Global entered into borrowing transactions during the three fiscal periods ended October 31, 1996.


Global
                                                                  Average
            Amount of Debt Average Amount of  Average Number of   Amount of Debt
            Outstanding    Debt Outstanding   Shares Outstanding  Per-Share
Year Ended  End of Year    During the Year    During the Year     During Year
----------  -----------    -----------------  ------------------  --------------

9/30/94*    $ 4,885,000     $ 2,090,861          10,670,806           $0.20
9/30/95     $ 0             $ 1,572,261          7,184,794            $0.22
10/31/95**  $ 1,050,000     $   283,871          5,474,147            $0.05
10/31/96    $ 0             $   583,642          4,432,611            $0.13


* Nine Months
**One Month
                                        MANAGEMENT

        The Trustees and executive officers of the Trusts, their ages, addresses and principal occupations during the past five years are set forth below:

Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

Foster Bam (69), Greenwich Plaza, Greenwich, CT-Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

James S. Howell (72), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

Gerald M. McDonnell (57), 2911 East Nucor Road, Norfolk, NE-Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

Thomas L. McVerry (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

William Walt Pettit*(41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC-Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Russell A. Salton, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC Trustee. Medical Director, U.S. Health Care of the Charlotte, NC, Carolinas,Inc since 1995. President, Primary Physician Care from 1990 to 1995

Michael S. Scofield (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

Robert J. Jeffries (73),** 2118 New Bedford Drive, Sun City Center, FL-Trustee Emeritus. Corporate consultant since 1967.

John J. Pileggi (37), 230 Park Avenue, Suite 910, New York, NY-President and Treasurer. Consultant to BISYS Fund Services since 1996; Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

George Martinez (37), 3435 Stelzer Road, Columbus, Ohio 43219-Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.


* Mr. Pettit may be deemed to be an "interested person" within the meaning of the 1940 Act.

** Robert Jeffries has been serving as a Trustee Emeritus since January 1, 1996.

     The officers listed above hold the same positions with a total of thirteen investment companies offering a total of seventy-four investment funds within the Evergreen mutual fund complex. Messrs. Howell, Salton and Scofield are Trustees of all thirty investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees of Twelve of the investment companies (excluded is Evergreen Variable Trust). Messrs. Ashkin, Bam, and Jeffries and Trustees of eleven of the investment companies (excluded are Evergreen Variable Trust and Evergreen Investment Trust)

     The officers of the Trusts are all officers and/or employees of BISYS Fund Services. BICYS Fund Services is an affiliate of Evergreen Keystone Distributor, Inc., the distributor of each Class of shares of each Fund.

         The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina or Evergreen Asset Management Corp. or their affiliates. See "Investment Advisers". Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses as follows:

Name of Trust/Fund                              Annual Retainer   Meeting Fee


Evergreen Equity Trust                            1,000*
  Global                                                            100
  Global Leaders                                                    100
Evergreen Investment Trust
  Emerging Markets                               15,000**          2,000
  International Equity

     --------------------
* The annual retainer paid by Evergreen Equity Trust is allocated among its three series.

** The annual retainer and meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series.

In addition:

(1) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

(2)      Each member of the Audit Committee is paid an annual retainer of $500.

(3) Each non-affiliated Trustee is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(4) Each non-affiliated Trustee is paid a fee of $250 for each special Committee of the Board telephone conference call meeting of one or more Funds in which he participates.

(5) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the fees that are payable to regular Trustees.

         Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal period ended October 31, 1996.

TRUSTEES COMPENSATION TABLE

                                                                   Total
                                                                   Compensation
               Aggregate Compensation From Each Trust              From Trusts
                                    Evergreen         Evergreen    and Fund
Name of                            Equity Trust      Investment    Complex Paid
Trustee                                                Trust       to Trustees

Laurence Ashkin                    $1,661               0            $26,475

Foster Bam                         $1,661               0            $26,475


James S. Howell                    $1,677            $22,029         $52,500

Robert J.
 Jeffries                          $ 828                 0           $15,238

Gerald M.
 McDonnell                         $1,656            $19,916         $45,975

Thomas L.
 McVerry                           $1,662            $20,456         $47,100

William Walt
 Pettit                            $1,654            $19,737         $45,600

Russell A.
 Salton, III, M.D.                 $1,654            $19,737          $48,750

Michael S.
 Scofield                          $1,654            $19,737          $48,750


         The number and percent of outstanding shares of each Fund owned by officers and Trustees as a group on November 30, 1996, is as follows:


                            No. of Shares Owned
                              By Officers and         Ownership by Officers and
                                  Trustees            Trustees as a % of
Name of Fund                     as a Group           Shares Outstanding

Emerging Markets                    1,812                  .95% (Class A)
International Equity                  -0-
Global                              22,403                 .18% (Class Y)
Global Leaders                      35,000                2.13% (Class Y)

         Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of November 30, 1996.



                                  Name of                                % of
Name and Address                  Fund/Class           No. of Shares  Class/Fund
----------------                  ----------           -------------  ----------

Fubs & Co. Febo                   Emerging Markets/B     18,837      5.63%/.48%
Carol A. Bierbrauer

C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. Febo                   Emerging Markets/C      1,000      9.89%/.03%
Frances B. Goldstein
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


State Street Bank & Trust Co.     Emerging Markets/C      2,182    21.58%/.06%
Cust for the SEP IRA of
Terrance W. Dancey
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. Febo                 Emerging Markets/C        2,157     21.33%/.05%
Thomas J. McGuire Jr. and
Mary I. McGuire
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                Emerging Markets/C         1,196     11.82%/.03%
M. Albert Carmichael and
Ann K. Carmichael
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


First Union National Bank*    Emerging Markets/Y     3,396,824     99.25%/85.84%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001



Fubs & Co. Febo               International/A        116,232       16.38%/.80%
Fred T. Sullivan and          Equity
Janice T. Sullivan
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Merrill Lynch                International/C        1,563            8.01%/.01%
Trade House Account-Aid       Equity
Private Client Group
Attn: Book Entry
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo              International/C        1,139             5.83%/.01%
C. Wilson Construction Company  Equity
Profit Sharing Plan
U/A/D 7-1-87
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo              International/C         1,449           7.42%/.01%
Carol King Landscape Maint Inc    Equity
Profit Sharing Plan
Gerald J. & Bruce G.Bachand
Co-TTees U/A/D 4-01-80
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo              International/C         1,093          5.60%/.01%
Mildred H. Newton                  Equity
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                International/C      1,931            9.89%/.01%
Don F. Wiles                       Equity
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                International/C      1,000            5.13%/.0%
Frances B.Goldstein                Equity
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                International/C      1,485            7.61%/.01
Estate of Eddie Biola Hammond      Equity
H D Hammond Executor
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


First Union National Bank**    International/Y     12,310,877     98.64%/84.30%
Trust Accounts                      Equity

Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001


Charles Schwab & Co. Inc.          Global/A        8,352            13.51%/.22%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds Dept
101 Montgomery St.
San Francisco, CA 94104-4122

Charles Schwab & Co. Inc.          Global/A         16,466           26.65%/.43%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds Dept
101 Montgomery St.
San Francisco, CA 94104-4122

NFSC Febo #X02-095028             Global/A          4,082            6.61%/.11%
John W. Propst - IV
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Donaldson Lufkin Jenrette         Global/A          7,945            12.86%/.21%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch                    Global/B          813                6.06%/.02%
Trade House Account-Aid
Private Client Group
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

State Street Bank & Trust Co.        Global/B       1,606        11.97%/.04%
Cust for the IRA of
Patricia L. Corey
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Global/B       1,938      14.45%/.05%
Dr. Nsidibe Ikpe
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Global/B              801        5.97%/.02%
Robert M. Sherman MD PA
401K Profit Sharing Plan
DTD 1-1-94
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

NFSC FEBO # 0C8-628271              Global/B               801        5.97%/.02%
NFSC/FMTC IRA
FBO John Delee
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Donaldson Lufkin Jenrette           Global/B                803       5.99%/.02%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Penson Financial Services Inc.      Global/C                799      18.73%/.02%
FBO Philip G. Van Dyke Tr.
Gus Hof A/C #25002239
Attn: Tammy Albright
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

NFSC FEBO # 0C8-623873              Global/C                 377      8.82%/.01%
Peter J. Healy
C/O First Union National Bank
301 S. Tryon St.
Charlotte, NC 28288-0001

Painewebber for the Benefit of      Global/C                2,793    65.44%/.07%
Painewebber CDN FBO
William R. Mack Jr.
301 S. Tryon St.
Charlotte, NC 28288-0001

Stephen A. Lieber***                Global/Y       1,164,329     30.93%/30.28%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Charles Schwab & Co. Inc.           Global/Y         681,077     18.09%/17.72%
Special Custody Account For the
Exclusive Benefit of Customers
Reinvest Account
101 Montgomery Street
San Francisco, CA  94104-4122

Merrill Lynch                      Global Leaders/C       8,647     14.88%/.12%
Trade House Account-Aid
Private Client Group
Attn: Book Entry
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                   Global Leaders/C        2,956     5.09%/.04%
Wei-Fan Chen MPPA Defined
Benefit Plan and Trust
Wei-Fan And Chun-Chau Chen
Trustees UAD6-22-87
301 S. Tryon Street
Charlotte, NC 28288-0001

Stephen A. Lieber                Global Leaders/Y       100,498    6.12%/1.43%
C/O Lieber & Co.
2500 Westchester Ave.
Purchase, NY 10577

First Union National Bank/EB/INT Global Leaders/Y      879,012     53.56%/12.50%
Cash Account
Attn: Trust Operation Dept.
401 S. Tryon St. 3rd Fl. CMG 1151
Charlotte, NC 28202-1911

---------------------------------

* First Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on November 30, 1996, of 85.84% of the Fund, First Union National Bank of North Carolina may be deemed to "control" the Fund as that term is defined in the 1940 Act.

** First Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on November 30, 1996, of 84.30% of the Fund, First Union National Bank of North Carolina may be deemed to "control" the Fund as that term is defined in the 1940 Act.

*** As a result of his direct and beneficial ownership of 30.28% of the shares of Global Real Estate Equity Fund on November 30, 1996, Stephen A. Lieber may be deemed to "control" the Fund as that term is defined in the 1940 Act.



                                    INVESTMENT ADVISERS
               (See also "Management of the Funds" in each Fund's Prospectus)

         The investment adviser of Global and Global Leaders is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the

"Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The investment adviser of Emerging Markets and International Equity is FUNB which provides investment advisory services through its Capital Management Group. Marvin & Palmer Associates, Inc. ("Marvin & Palmer") and Warburg, Pincus Counselors, Inc. ("Warburg Pincus") are the sub-advisers for Emerging Markets and International Equity, respectively, under the terms of Sub- Advisory Agreements between FUNB and the respective sub-adviser. The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer and Theodore J. Israel, Jr., Executive Vice President.

         On June 30, 1994, Evergreen Asset and Lieber & Company ("Lieber") were acquired by First Union through certain of its subsidiaries. Evergreen Asset was acquired by FUNB, a wholly-owned subsidiary (except for directors' qualifying shares) of First Union, by merger into EAMC Corporation ("EAMC") a wholly-owned an affiliate of FUNB. EAMC then assumed the name "Evergreen Asset Management Corp." and succeeded to the business of Evergreen Asset. Contemporaneously with the succession of EAMC to the business of Evergreen Asset and its assumption of the name "Evergreen Asset Management Corp.", Global entered into a new investment advisory agreement with EAMC. EAMC also entered into a new sub-advisory agreement with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser. Global and Global Leaders have also entered into a distribution agreement with Evergreen Keystone Distributor, Inc.(formerly known as Evergreen Funds Distributor, Inc.) (the "Distributor") an affiliate of BISYS Fund Services.

         The partnership interests in Lieber, a New York general partnership, were acquired by Lieber I Corp. and Lieber II Corp., which are both wholly-owned subsidiaries of FUNB. The business of Lieber is being continued.

         Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders)as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each of the Funds for the three most recent fiscal periods, or the period from inception, reflected in its registration statement are set forth below:

                           Year Ended
GLOBAL LEADERS             10/31/96

Advisory Fee               $199,941
Waiver                     (138,323)
                           --------
Net Advisory Fee           $ 61,618
                           ==========

                                    One Month
GLOBAL            Year Ended         Ended           Year Ended
                  10/31/96           10/31/95        9/30/95
Advisory Fee      $580,089           $55,450         $869,965
Waiver            ( 37,319)             __              __
                  ---------          --------        --------
Net Advisory Fee  $542,770            $55,450        $869,965
                  ==========         ==========      ==========

Expense
 Reimbursement    $ 27,960           $8,469          $ 39,432
                  ---------          ----------      ---------


                                                    Period From
                                                    September 6, 1994
                                Ten Months        (Commencement of
EMERGING          Year Ended    Ended             operations) through
MARKETS           10/31/96      10/31/95          12/31/94
Advisory Fee      $342,379      $130,542          $35,047

Waiver            (326,122)     (130,542)         ($35,047)
                  ---------     ---------         ----------
Net Advisory Fee
                  $ 16,257      $       0       $      0
                  ========       ========          ========
Expense
Reimbursement     $79,746        $63,492            $15,890
                  -------        --------           ---------


                                                   Period from
                                                   September 2, 1994
                                  Ten Months      (Commencement of
                   Year Ended     Ended           operations) through
                   10/31/96       10/31/95        12/31/94
INTERNATIONAL
EQUITY
Advisory Fee      $891,137       $299,412        $60,885

Waiver           (479,316)       (212,295)       ($44,928)
                  --------       ---------       --------

Net Advisory Fee  $411,821       $86,917         $15,957
                  =========      =========       =========
Expense
Reinbursement     $ 4,283       $24,528          $16,438
                  ---------     ---------        ---------

         Global changed its fiscal year end from September 30 to October 31, during the periods covered by the foregoing table. Accordingly, the investment advisory fees reported in the foregoing table reflect for Global, the fiscal year ended September 30, 1995, the one month period ended October 31, 1995, and the fiscal year ended October 31, 1996.

         Emerging Markets and International Equity commenced operations on September 6, 1994 and September 2, 1994, respectively. Therefore, the first year's figures set forth in the table above reflect for Emerging Markets and International Equity investment advisory fees paid for the period from commencement of operations through December 31, 1994. Emerging Markets and International Equity then changed their fiscal year-end from December 31 to October 31 during the periods covered by the foregoing table. Accordingly, the investment advisory fees reported in the foregoing table reflect for Emerging Markets and International Equity, the period from January 1, 1995 through October 31, 1995 and the fiscal year ended October 31, 1996.

         Global Leaders commenced operations on November 1, 1995. Therefore, the figures set forth above reflect for Global Leaders the investment advisory fee paid for the fiscal year ended October 31, 1996.

         Marvin & Palmer Associates, Inc. earned sub-advisory fees from Emerging Markets for the period from September 6, 1994 (commencement of operations) to December 31, 1994, the period from January 1, 1995 through October 31, 1995, and the fiscal year ended October 31, 1996, of $23,133, $87,463, and $114,131, respectively. Boston International Advisers, Inc. earned sub-advisory fees from International Equity for the period from September 2, 1994 (commencement of operations) to December 31, 1994, the period from January 1, 1995 through October 31, 1995 and the period from November 1, 1995 through September 30, 1996, of $23,505, $116,844, and $247,367, respectively. Warburg, Pincus
Counselors, Inc., who was approved as the sub-adviser to the International Equity effective October 1, 1996, earned sub-advisory fees from International Equity for the period from October 1, 1996 through October 31, 1996 of $68,025.

Expense Limitations

          Each Adviser has in some instances voluntarily limited (and may in the future limit) expenses of certain of the Funds. For further information, refer to the expense information in the current Prospectus.


     The Investment Advisory Agreements and Sub-Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The

Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreement with respect to Global was approved by the Fund's shareholders on June 23, 1994, became effective on June 30, 1994, was last approved by the Trustees of the Evergreen Equity Trust on February 8, 1996, for a one year period beginning May 1, 1996, and it will continue in effect from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of the Evergreen Equity Trust including a majority of those Trustees who are not parties thereto or
"interested   persons"  (as  defined  in  the  1940  Act)  of  any  such  party,
("disinterested Trustees") cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of the Fund. The Investment Advisory Agreement with respect to Global Leaders was approved by the sole shareholder of Global Leaders on September 22, 1995. It became effective on September 29, 1995, and will continue in effect until September 29, 1997, and thereafter, from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of the Evergreen Equity Trust including a majority of the "disinterested Trustees" cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of the Fund. With respect to Emerging Markets and International Equity, the Investment Advisory Agreement dated February 28, 1985 and amended from time to time thereafter, and the Sub-Advisory Agreement dated July 28, 1994, between Emerging Markets and Marvin and Palmer were last approved by the Trustees of Evergreen Investment Trust on February 8, 1996, for a one year period commencing May 1, 1996. The Sub-Advisory Agreement dated October 1, 1996 between International Equity and Warburg, Pincus was approved by the Trustees of Evergreen Investment Trust on August 1, 1996, for a two year period commencing September 30, 1996. Each Agreement will continue from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees of Evergreen Investment Trust including a majority of "disinterested Trustees" cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.


         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-advisers) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser and sub-adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser and sub-adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser or sub-Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser and sub-adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

     Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset or FUNB act as investment adviser, or between the Fund and any advisory clients of Evergreen Asset, FUNB, Keystone, Lieber, Marvin & Palmer or Warburg, Pincus. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the period from September 6, 1994 (commencement of operations) to December 31, 1994, and from January 1, 1995 to July 7, 1995, Emerging Markets incurred $15,890 and $3,922, respectively in administrative service costs, all of which was voluntarily waived. From September 2, 1994 (commencement of operations) to December 31, 1994 and from January 1, 1995 to July 7, 1995, International Equity incurred $16,438 and $16,062, respectively in administrative service costs, all of which was voluntarily waived.

     On July 7, 1995, Evergreen Asset commenced providing administrative services to each of the portfolios of Evergreen Investment Trust. Evergreen Asset provides administrative services to Emerging Markets, International Equity and Global Leaders for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset, Keystone or FUNB also serve as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. For the period from July 8, 1995 through October 31, 1995, Emerging Markets and International Equity incurred $1,980 and $8,466, respectively, in administration service costs, all of which was voluntarily waived. For the fiscal year ended October 31, 1996, Emerging Markets, International Equity and Global Leaders incurred $11,191, $55,875 and $8,409, respectively, in administration service costs. BISYS Fund Services, an affiliate of the Distributor,
                                                                   28
serves as sub-administrator to Emerging Markets, International Equity and Global Leaders and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB, Keystone or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of mutual funds administered by Evergreen Asset for which Evergreen Asset, Keystone or FUNB serve as investment adviser as of November 29, 1996 were approximately $17.7 billion. For the fiscal year ended October 31, 1996, Emerging Markets, International Equity and Global Leaders paid Evergreen Asset $6,786, $51,592, and $9,998, respectively in administration service fees.



                              DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund offering Class A, Class B and Class C shares for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares, are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of their Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission (the "SEC") make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Global commenced offering Class A, Class B and Class C shares on January 3, 1995. The Plan with respect to the Fund became effective on December 30, 1994 and was initially approved by the sole shareholder of each Class of shares of the Fund with respect to which a Plan was adopted on that date and by the unanimous voting vote of the Trustees of the Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on December 13, 1994. The Distribution Agreement between the Fund and the Distributor, pursuant to which distribution fees are paid under the Plan by the Fund with respect to its Class A, Class B and Class C shares was also approved at the December 13, 1994 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately.

         Global Leaders commenced offering Class A, Class B and Class C shares on May 17, 1996. The Plan with respect to the Fund became effective on February 8, 1996 and was initially approved by the sole shareholder of each Class of shares of the Fund with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of the Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on February 8, 1996. The Distribution Agreement between the Fund and the Distributor, pursuant to which distribution fees are paid under the Plan by the Fund with respect to its Class A, Class B and Class C shares was also approved at the February 8, 1996 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately.

            Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class, and, in either case, by a majority of the disinterested Trustees of the Trust.

         Prior to July 8, 1995, Federated Securities Corp., a subsidiary of Federated Investors, served as the distributor for Emerging Markets and International Equity as well as other portfolios of Evergreen Investment Trust. The Distribution Agreements between each Fund and the Distributor pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A, Class B and Class C shares were approved on June 15, 1995 by the unanimous vote of the Trustees including the disinterested Trustees voting separately.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Funds and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, Emerging Markets and International Equity have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Emerging Markets and International Equity, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.


         Emerging Markets incurred distributions fees on behalf of Class A, Class B, and Class C shares, respectively, of $505, $2,294, and $163, respectively, from September 6, 1994 (commencement of operations) through December 31, 1994; $2,083, $10,858, and $240, respectively, for the period January 1, 1995 through October 31, 1995 and $3,883, $19,319, and $493 respectively, for the fiscal year ended October 31, 1996.

         International Equity incurred distribution fees on behalf on Class A, Class B, and Class C shares, respectively, of $1,270, $8,718, and $281, respectively, from September 2, 1994 (commencement of operations) through December 31, 1994; $6,269,

$40,874, and $1,422, respectively, for the period January 1, 1995 through October 31, 1995; and $14,674, $86,432, and $1,589, respectively, for the fiscal year ended October 31, 1996.

         Global incurred distribution fees on behalf of Class A, Class B, and Class C shares, of $165, $123, and $37, respectively, for the period February 10, 1995, February 8, 1995, and February 9, 1995, respectively, (commencement of class operations) through September 30, 1995; $16, $73, and $4, respectively, for the period October 1, 1995 through October 31, 1995 and $2,800, $765 and $78, respectively for the fiscal year ended October 31, 1996.

         Global Leaders incurred distribution fees on behalf of Class A, Class B and Class C shares of $7,416, $64,024 and $837, respectively, for the period May 17, 1996 (commencement of class operations) through October 31, 1996.

Shareholder Services Plans - Emerging Markets, International Equity and Global

         Emerging Markets incurred shareholder services fees on behalf of Class B and Class C shares, of $975 and $54, respectively, from September 6, 1994
(commencement of operations) through December 31, 1994; $3,620 and $80, respectively, for the period January 1, 1995 through October 31, 1995, and $6,440 and $165, respectively, for the fiscal year ended October 31, 1996.

         International Equity incurred shareholder services fees on behalf of Classes B, and Class C shares, of $2,906 and $93, respectively, from September 2, 1994 (commencement of operations) through December 31, 1994; $13, 624 and $474, respectively, for the period January 1, 1995 through October 31, 1995 and $28,811 and $530, respectively, for the fiscal year ended October 31, 1996.

         Global incurred shareholder services fees pursuant to its Rule 12b-1 Plan, on behalf of Class B, and Class C shares, of $41, and $12, respectively, for the period February 10, 1995, February 8, 1995 and February 9, 1995, respectively, (commencement of class operations) through September 30, 1995; $24 and $2, respectively, for the period October 1, 1995 through October 31, 1995; and $255, and $26, respectively, for the fiscal year ended October 31, 1996.

         Global Leaders incurred shareholder service fees pursuant to its Rule 12b-1 Plan on behalf of Class B and Class C shares of $21,341 and $279, respectively, for the period from May 17, 1996 (commencement of class operations) through October 31, 1996.




                              ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser or, in the case of Emerging Markets and International Equity, the sub-advisers, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser or sub-advisers, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser or sub-advisers. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser or sub-advisers unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

         In selecting firms to effect securities transactions, the primary consideration of each Adviser or sub-adviser shall be prompt execution at the most favorable price. An Adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser or sub-adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Adviser. The extent of receipt of these services would tend to reduce the expenses for which the Adviser, the sub-adviser or its affiliates might otherwise have paid.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the Securities and Exchange Commission, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to such Funds with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Adviser will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage
transactions  with  Lieber,  as  an  affiliated  broker-dealer,   are  fair  and
reasonable.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for Global and Global Leaders will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (1) the brokerage commissions paid by Global during its last three fiscal years and for Global Leaders for the period from November 1, 1995 (commencement of investment operations) through October 31, 1996; (2) the amount and percentage thereof paid to Lieber; and (3) the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:

                        Twelve Months   One Month   Twelve Months   Nine Months
GLOBAL                  Ended  10/31/96  Ended       Ended          Ended
                                         10/31/95    9/30/95        9/30/94
Total Brokerage         $221,762          $8,314     $532,714       $917,989
Commissions
Dollar Amount and %     $ 40,808          $2,374     $106,123       $174,137
paid to Lieber              18%            29%         20%               19%
% of Transactions
Effected by Lieber          25%            36%         31%               33%

                                    Twelve Months
                                      Ended

GLOBAL LEADERS                      10/31/96

Total Brokerage                     $203,040
Commissions
Dollar Amount and %                 $ 54,074
paid to Lieber                           27%
% of Transactions
Effected by Lieber                       45%

           Global changed its fiscal year end from December 31 to September 30, and then from September 30 to October 31, during the periods covered by the forgoing table. Accordingly, the commissions reported in the foregoing table reflect for Global, the period from January 1, 1994 through September 30, 1994, the fiscal year ended September 30, 1995, the one month period ended October 31, 1995 and the fiscal year ended October 31, 1996.

         Emerging Markets and International Equity did not pay any commissions to Lieber. Emerging Markets paid commissions on brokerage commissions for the period from September 6, 1994 (commencement of operations) through December 31, 1994, the period from January 1, 1995 through October 31, 1995, and the fiscal year ended October 31, 1996 of $41,532, $60,543, and $242,847, respectively. International Equity paid commissions on brokerage commissions for the period from September 2, 1994 (commencement of operations) through December 31, 1994,the period from January 1, 1995 through October 1, 1995 and the fiscal year ended October 31, 1996 of $16,438, $71,508, and $560,019, respectively.


       ADDITIONAL TAX INFORMATION  (See also "Taxes" in the Prospectus)


     Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

     Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

     Each Fund maintains accounts and calculates income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. These gains or losses increase or decrease, respectively, the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         Each Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Funds anticipate that their hedging activities will not adversely affect their regulated investment company status.

         Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

         Each Fund intends to meet for each taxable year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid if it is determined by its Adviser to be beneficial to do so. There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

         Each Fund may invest in certain entities that may qualify as "passive foreign investment companies". Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. In addition, gains from the sale of such investments held for less than three months will count toward the 30% of gross income test described above. Each Fund will take steps to minimize income taxes and interest charges arising form such investments, and will monitor such investments to insure that the Fund complies with the 30% of gross income test. Proposed tax regulations, if they become effective, will allow the Funds to mark to market and recognize gains on such investments at each Fund's taxable year end. The Funds would not be subject to income tax on these gains if they are distributed subject to these proposed rules.

                                      NET ASSET VALUE

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".


         The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative ". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Emerging Market and International Equity shareholder service fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.



                                      PURCHASE OF SHARES

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investments is $1,000; there is no minimum for subsequent investments.

The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Alternative Purchase Arrangements

         Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (II) Class B and Class C shares of Emerging Markets and International Equity are subject to a shareholder service fee, (III) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (IV) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (V) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, shareholder service) fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, shareholder service) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $2,500,000 for Class B shares.

         Class A shares are subject to a lower distribution services fee and no shareholder service fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, shareholder service) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, shareholder service) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed by Evergreen Equity and Long-Term Bond Funds (i.e.) Emerging Markets, International Equity, Global and Global Leaders) would have to hold his or her investment approxi-mately seven years for the Class B and Class C distribution services (and, to the extent applicable, shareholders service) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.

                Net     Per Share              Offering
                Asset   Sales                  Price
                Value   Charge      Date       Per Share

Emerging
Markets         $8.46   $.42        10/31/96   $8.88

International   $10.43   $.52       10/31/96   $10.95
Equity

Global          $12.28  $.61        10/31/96   $12.89

Global
Leaders         $11.91  $.59        10/31/96   $12.50

         Prior to January 3, 1995, shares of Global were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of the Fund or retained by the Distributor. In addition, since Class B and Class C shares were not offered prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

            Prior to May 17, 1996, shares of Global Leaders were offered exclusively on a no-load basis and, accordingly, no underwriting commissions have been paid in respect of sale of shares of the Fund or retained by the Distributor.

            The commissions on behalf of Emerging Markets and International Equity were paid to and retained by Federated Securities Corp, through July 7, 1995, which until such date was the principal underwriter of the portfolios of Evergreen Investment Trust. For the period from July 8, 1995 through October 31, 1995, and the fiscal year ended October 31, 1996, commissions were paid to and amounts were retained by Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc.) who effective July 7, 1995, became the principal underwriter of the portfolios of Evergreen Investment Trust:


                           Fiscal Year     Period From       Period From
                            Ended           July 7, 1995     January 1,
                            October 31,     to October 31,   1995 to July
                            1996                1995             6, 1995

Emerging Markets:
  Commissions Received        $12,924          $4,835          $3,194
  Commissions Retained          1,307             561             388



                          Fiscal Year          Period From       Period From
                          Ended                July 7, 1995      January 1,
                          October 31,          To October 31,    1995 to July
                          1996                 1995              6, 1995

International Equity:
  Commissions Received    $40,927               $24,198        $12,195
  Commissions Retained      6,190               2,958            1,470


      With respect to Global, the following commissions were paid to and amounts were retained by Evergreen Keystone Distributor, Inc. for the period from February 10, 1995, February 8, 1995 and February 9, 1995 (the commencement of operations of Class A, Class B and Class C shares, respectively) through October 31, 1995, and the fiscal year ended October 31, 1996:

                             Fiscal Year       Perod from      Period from
                             Ended             February 10,   October 1, 1995
                             October 31, 1996  1995 to       to October 31, 1995
                                               September 30,
                                               1995
Global
  Commissions Received       $5,823            $47               $514
  Commissions Retained          664              6                 59



                             Period from
                             June 3, 1996 to
                             October 31, 1996

Global Leaders
  Commissions Received       $221,285
  Commissions Retained         23,449

         Global Leaders incurred shareholder services fees pursuant to its Rule 12b-1Plan on behalf of Class B and Class C shares of $21,341 and $279, respectively, for the period from June 3, 1996 (commencement of class operations) through October 31, 1996.

         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more of the Evergreen Keystone mutual funds other than money market funds into a single
"purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or
(iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone mutual fund. Currently, the Evergreen Keystone mutual funds include:

   Evergreen Trust:
        Evergreen Fund
        Evergreen Aggressive Growth Fund
   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   The Evergreen Total Return Fund
   The Evergreen American Retirement Trust:
        Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Short-Intermediate Municipal Fund-CA Evergreen Florida High Income Municipal Bond Fund Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund Evergreen Money Market Trust:
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund Evergreen Investment Trust:
        Evergreen Emerging Markets Growth Fund
        Evergreen International  Equity Fund
        Evergreen  Balanced Fund Evergreen Value Fund
        Evergreen Utility Fund
        Evergreen  Short-Intermediate Bond Fund
        Evergreen U.S.  Government  Fund
        Evergreen  Florida  Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen  South  Carolina   Municipal  Bond  Fund
        Evergreen   Virginia Municipal  Bond  Fund
        Evergreen  High  Grade  Tax Free  Fund
        Evergreen Treasury Money Market Fund
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund Evergreen Intermediate-Term Bond Fund
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund

        Evergreen New Jersey Tax-Free Income Fund
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
           Evergreen VA Global Leaders Fund
           Evergreen VA Strategic Income Fund
           Evergreen VA Small Company Growth Fund

         Prospectuses for the Evergreen Keystone mutual funds may be obtained without charge by contacting the Distributor or the Advisers at the address or telephone number shown on the front cover of this Statement of Additional Information.

     Cumulative  Quantity  Discount  (Right  of  Accumulation).   An  investor's
purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (i)  the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all such shares of any other Evergreen Keystone mutual fund held by the investor;
                           and

                  (iii) the net asset value of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).


         For example, if an investor owned Class A, Class B or Class C shares of an Evergreen Keystone mutual fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of any Evergreen Equity or Long-Term Bond Fund (i.e., Emerging Markets, International Equity, Global and Global Leaders) would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Evergreen Keystone mutual fund.

Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A, Class B, or Class C shares of the Fund or any other Evergreen mutual fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone mutual funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen Keystone mutual fund, to qualify for the 3.75% sales charge applicable to purchases in any Evergreen Equity or Long-Term Bond Fund (i.e., Emerging Markets, International Equity, Global and Global Leaders) on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Share Purchase Application. Current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen Keystone mutual funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; or their affiliate 0.9 Keystone, officers, directors and present or retired, full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

         Conversion Feature. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder service fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder services fee)for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

         Investors  choosing  the level load sales charge  alternative  purchase

Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after purchase. No charge is imposed in connection with redemptions made more than one year from the date of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder service fee) enables the Fund to sell Class C shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Emerging Markets and International Equity, shareholder service fees) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.



                            GENERAL INFORMATION ABOUT THE FUNDS

(See also "Other Information - General Information" in each Fund's Prospectus)

Capitalization and Organization

     The Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund, which prior to July 7, 1995 were known as the First Union Emerging Markets Growth Portfolio and First Union International Equity Portfolio, are each separate series of Evergreen Investment Trust, a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. Evergreen Global Real Estate Equity Fund and Evergreen Global Leaders Fund are each separate series of Evergreen Equity Trust, a Massachusetts business trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts". Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

        Emerging Markets, International Equity, Global and Global Leaders may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more of the Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Trust may not be modified except by the vote of a majority of the outstanding shares of such series.

         An order has been received from the SEC permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional classes of shares other than those described herein, no further relief from the SEC would be required.


Distributor

         Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc.)(the "Distributor"), 120 Clove Road, Little Falls, New Jersey 07424, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.


Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

         Price Waterhouse LLP has been selected to be the independent auditors of the Funds.






                          PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         The shares of Global outstanding prior to January 3, 1995, have been reclassified as Class Y shares. Set forth in the table below is the average annual compounded total return for each Class of shares offered by Global, Global Leaders, Emerging Markets and International Equity for the most recently completed one and five year fiscal periods and/or the period from inception through October 31, 1996.


                                             From
Global          1 Year     5 Years         2/1/89
                 Ended       Ended     (inception)
              10/31/96    10/31/96    to 10/31/96
Class A        6.0%        8.34%         4.04%
Class B        5.3%        8.09%         3.89%
Class C        5.3%        8.09%         3.89%
Class Y        6.2%        8.39%         4.08%


Emerging        One Year     From 9/6/94
Markets         Ended        (inception)
                10/31/96     to 10/31/96

Class A         2.6%         (9.3%)
Class B         1.9%         (9.2%)
Class C         5.9%         (7.9%)
Class Y         7.9%         (7.0%)



International   One Year     From 9/6/94
Equity          Ended        (inception)
                10/31/96     to 10/31/96

Class A         4.7%         0.2%
Class B         4.1%         0.5%
Class C         8.3%         1.9%
Class Y        10.3%         2.7%


Global Leaders             From 11/1/95
                           (Inception)to
                           10/31/96

Class A                    5.5%
Class B                    5.1%
Class C                    5.0%
Class Y                   19.6%

         The performance numbers for Global and Global Leaders for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate.

The formula for calculating yield is as follows:

                           YIELD = 2[(a-b+1)6-1]
                                      cd

Where    a = Interest earned during the period
         b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum  offering price per share on the last day of the period

          Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The yield of Global, Global Leaders, Emerging Markets and International Equity for the thirty-day period ended October 31, 1996 for each Class of shares offered by the Funds, is set forth in the table below:


Global
  Class A            .24%
  Class B           (.46%)
  Class C           (.50%)
  Class Y            .49%

Emerging Markets
  Class A          ( .48%)
  Class B          (1.28%)
  Class C          (1.29%)
  Class Y          ( .25%)



International Equity
  Class A           1.95%
  Class B           1.31%
  Class C           1.30%
  Class Y           2.29%

Global Leaders
  Class A           .36%
  Class B          (.34%)
  Class C          (.34%)
  Class Y           .62%


Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, Europe, Australia and Far East index, Morgan Stanley Capital International Equity Emerging Markets Free Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         All shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the 1933 Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


                             FINANCIAL STATEMENTS

         Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.




APPENDIX "A"


DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:


         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


     Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.


         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


            Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

           Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


DESCRIPTION OF NOTE RATINGS


         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

     o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     o   SP-2  Satisfactory capacity to pay principal and interest.

     o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

     o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

     Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

*******************************************************************************



PART C.   OTHER INFORMATION.

Item 24.    Financial Statements and Exhibits:

            (a)   Financial Statements

                  Included in Part A of this Registration Statement:

                  Financial Highlights for Evergreen Emerging Markets Growth Fund for the fiscal period from September 6, 1994 (commencement of operations) through December 31, 1994 the fiscal period ended October 31, 1995 and the fiscal year ended October 31, 1996.

                  Financial Highlights for Evergreen International Equity Fund for the fiscal period from September 2, 1994 (commencement of operations) through December 31, 1994 the fiscal period ended October 31, 1995, and the fiscal year ended October 31, 1996.

                  Included in Part B of this Registration Statement:*

                  Statement of Investments for Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund as of October 31, 1996.

                  Statement of Assets and Liabilities for Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund as of October 31, 1996.

                  Statement of Operations of Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund for the year ended October 31, 1996.

                  Statement of Changes in Net Assets of Evergreen Emerging Markets Growth Fund and Evergreen Interntional Equity Fund for the fiscal period ended October 31, 1995 and the fiscal year ended October 31, 1996.


                  Financial Highlights of Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund.

                  Notes to Financial Statements of Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund.

                  Report of Independent Auditors of Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund

                  -----------------------------------------------------------
                  * Incorporated   by   reference   to  the  Annual   Report  to
                    Shareholders for the fiscal year ended October 31, 1996, which has previously been filed with the Commission, and by reference to the Annual Report of Registrant on Form N-SAR for the aforementioned period.


            (b)   Exhibits:
                   (1) Copy of Declaration of Trust of the Registrant (1); (i) Copy of Amendment to Declaration of Trust (14); (ii) Copy of Form of Amendment to Declaration of Trust(22)
                   (2)  Copy of By-Laws of the Registrant (1);
                        (i) Copy of amendment to the By-Laws of the
                            Registrant (3);
                   (3)  Not applicable;
                   (4) Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (19);
                   (5) Conformed copy of Investment Advisory Contract of the Registrant (21);
                        (i)   Conformed copy of Sub-Advisory Agreement
                              between First Union National Bank of North
                              Carolina and Marvin & Palmer Associates, Inc.(21);
                        (ii)  Conformed copy of Sub-Advisory Agreement
                              between First Union National Bank of North
                              Carolina and Warburg, Pincus Counsellors,
                              Inc. +;
                   (6) Conformed copy of Distributor's Contract of the Registrant (22);
                        (i)   Conformed copy of the previous Distributors
                              Contract of the Registrant (21);
                   (7) Conformed copy of Administrative Agreement of the Registrant (22);
                   (7a) Conformed copy of Sub-Administrator Agreement of the
                        Registrant (22);
                   (8)  Conformed copy of Custodian Contract of the
                        Registrant (21);
                   (9) Conformed copy of the Fund Accounting and Shareholder
                        Recordkeeping Agreement of the Registrant (20);
                        (i)   Conformed copy of the previous
                              Transfer Agency and Service Agreement of the
                              Registrant (21);
                        (ii)  Conformed copy of Shareholder Services
                              Plan (21);
                        (iii) Conformed copy of Shareholder Services
                              Agreement (21);
                  (10)  Copy of Opinion and Consent of Counsel as to
                        legality of shares being registered (8);
                  (11)  Copy of  Consent  of  Independent  Auditors;  +
                  (12) Not applicable;
                  (13) Copy of Initial Capital  Understanding  (1);
                  (14) Model Plans used in establishment of Retirement
                        Plans (2);
                  (15)  (i)   Distribution Plan;
                           (a) Copy of First Union Emerging Markets
                               Growth Portfolio and First Union
                               International Equity Portfolio -
                               Class B Investment Shares (21);
                               (i)   Copy of First Union South
                                     Carolina Municipal Bond Portfolio -
                                     Class B Investment Shares (21);
                               (ii)  Copy of First Union Virginia
                                     Municipal Bond Portfolio, First Union
                                     Georgia Municipal Bond Portfolio,
                                     First Union Florida Municipal Bond
                                     Portfolio - Class B Investment Shares (21);
                               (iii) Copy of First Union Utility
                                     Portfolio - Class B Investment Shares (21);
                         (b) First Union Funds - Class C
                             Investment Shares (17);
                               (i)   Conformed copy of Exhibit to
                                     Class C Investment Shares (21);
                           (c) Conformed copy of First Union Funds -
                                     Class D Investment Shares (21);
                         (ii) Rule 12b-1 Agreement (14);
                        (iii) Copy of Amendment Number 5 to 12b-1 Agreement(21);
                  (16)  Copy of Schedules for Computation of Fund
                        Performance Data (20.);
                        (i)   Copy of Schedules for Computation of Fund
                              Performance Data for Evergreen Emerging
                              Markets Growth Fund and Evergreen
                          International Equity Fund;

                  (17) Copy of Financial Data Schedules;  +
                  (18) Not applicable;
                  (19) Conformed copy of the Power of Attorney (19).


  +   All exhibits have been filed electronically.
(1) Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A. (File Nos. 2-94560 and 811-4154).
(2) Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File Nos. 2-94560 and 811-4154).
(5) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed on July 30, 1990 on Form N-1A (File Nos. 2-94560 and 811-4154).
(11) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on August 26, 1992 on Form N-1A (File Nos. 2-94560 and 811-4154).
(14) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on April 15, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(15) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed on April 30, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(16) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on June 14, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(17) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed on November 2, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(18) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 33 filed on December 29, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(19) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on February 25, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).
(20) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed on June 28, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).
(21) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed on December 30, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).

(22) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed on July 6, 1995 on Form N-14 (File Nos. 2-94560 and 811-4154).

Item 25.    Persons Controlled by or Under Common Control with Registrant:

            None

Item 26.    Number of Holders of Securities:

                                                Number of Record Holders
            Title of Class                       as of November 30, 1996

            Shares of beneficial interest
            (no par value)

            First Union Emerging Markets Growth Fund
            a) Y Shares                                 65
            b) Class A Investment Shares               491
            c) Class B Investment Shares               580
            d) Class C Investment Shares                32

            First Union International Equity Fund
            a) Y Shares                                119
            b) Class A Investment Shares             1,941
            c) Class B Investment Shares             2,999
            d) Class C Investment Shares                61


Item 27.    Indemnification: (1.)

--------------------------------------
(1.)   Response is incorporated by reference to Registrant's Post-
Effective Amendment No. 35 filed on February 25, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).

Item 28.    Business and Other Connections of Investment Adviser:

          (a)  For a  description  of  the  other  business  of  the  investment
               adviser,   see   the   section   entitled   "Management   of  the
               Funds-Investment Adviser" in Part A.

               The Trustees and principal executive officers of the Fund's Investment Adviser, and the Directors of the Fund's Manager, are set forth in the following tables:


               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                           BOARD OF DIRECTORS

       George E. Battle, Jr.              John R. Belk
       President of the Board of          Senior Vice President
       Bishops of AME Zion Church         Belk Stores Services, Inc.
       South Atlantic Region              2801 W. Tyvola Road
       Two First Union Center-Ste 2040    Charlotte, NC 29217-4500
       Charlotte, NC 28202

       Daniel T. Blue, Jr.                Ben Mayo Boddie
       Partner                            Chairman & CEO
       Thigpen, Blue, Stephens & Fellers   Boddie-Noell Enterprises, Inc.
       205 Fayetteville Street Mall       P.O. Box 1908
       Raleigh, NC 27602                  Rocky Mount, NC 27802

       Raymond A. Bryan, Jr.              John F.A.V. Cecil
       Chairman & CEO                     President
       T.A. Loving Company                Biltmore Dairy Farms, Inc.
       P.O. Drawer 919                    P.O. Box 5355
       Goldsboro, NC 27530                Asheville, NC 28813

       John W. Copeland                   John Crosland, Jr.
       President                          Chairman of the Board
       Ruddick Corporation                The Crosland Group, Inc.
       2000 Two First Union Center        135 Scaleybark Road
       Charlotte, NC 28282                Charlotte, NC  28209

       J. William Disher                  Malcolm E. Everett, III
       Chairman & President               President & CEO
       Lance Incorporated                 First Union National Bank
       P.O. Box 32368                     of North Carolina
       Charlotte, NC 28232                310 S. Tryon Street
                                          Charlotte, NC 28288-0006

       James F. Goodmon                   Shelton Gorelick
       President & Chief                  President
         Executive Officer                SGIC, Inc.
       Capitol Broadcasting               P.O. Box 35229
         Company, Inc.                    Charlotte, NC 28235-5129
       P.O. Box 12000
       Raleigh, NC  27605

       Charles L. Grace                   James E. S. Hynes
       President                          Chairman
       Cummins Atlantic, Inc.             Hynes Sales Company, Inc.
       P.O. Box 240729                    P.O. Box 220948
       Charlotte, NC  28224-0729          Charlotte, NC  28222

       Mackey J. McDonald                 Earl N. Phillips, Jr.
       President & CEO                    President
       V F Corporation                    First Factors Corporation
       P.O. Box 1022                      P.O. Box 2730
       Wyomissing, PA 19610               High Point, NC  27261


       J. Gregory Poole, Jr.              John P. Rostan, III
       Chairman & President               General Partner
       Gregory Poole Equipment Company    Heritage Investments, LLP
       P.O. Box 469                       P.O. Box 970
       Raleigh, NC  27602                 Valdese, NC  28690

       Nelson Schwab, III                 George Shinn
       Managing Director                  Owner and Chairman
       Carousel Capatal Company           Shinn Enterprises, Inc.
       4201 Congress St., Suite 440       100 Hive Drive
       Charlotte, NC  28209               Charlotte, NC  28217

       Harley F. Shuford, Jr.             Stanley E. Wright
       President and CEO                  Retired President and Chief
       Shuford Industries                 Executive Officer
       P.O. Box 608                       219 Fayetteville Street Mall
       Hickory, NC  28603                 Raleigh Federal Savings Bank
                                          Raleigh, NC 27601




               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                           EXECUTIVE OFFICERS

           Edward E. Crutchfield, Chairman & CEO, First Union Corporation
           John R. Georgius, Vice Chairman, First Union Corporation
           B.J. Walker, Vice Chariman, First Union Corporation
           Malcolm E. Everett, President, FUNB of NC
           Austin A. Adams, EVP, First Union Corporation
           Marion A. Cowell Jr., EVP, First Union Corporation
           Robert T. Atwood, EVP & CFO, First Union Corporation
           Leigh Bullen, Controller, FUNB of NC
           H. Burt Melton, EVP, First Union Corporation
           Don R. Johnson, EVP, First Union Corporation
           Malcolm T. Murray, EVP, First Union Corporation
           Alvin T. Sale, EVP, First Union Corporation
           Richard K. Wagoner, EVP, FUNB of NC
           James H. Hatch, SVP & Corporate Controller, First Union Corporation Richard C. Highfield, SVP, First Union Corporation
           Ben C. Maffitt, SVP, FUNB of NC
           Donald A. McMullen, EVP, FUNB of NC
           Kenneth R. Stancliff, SVP, First Union Corporation
           Fred Winkler, EVP, FUNB of NC
           Peter J. Schild, SVP, First Union Corporation
           Betty Trautwein, SVP, FUNB of NC
           Alice Lehman, SVP, First Union Corporation
           Nina Archer, SVP, FUNB of NC


            All of the Executive Officers are located at the following address: First Union National Bank of North Carolina, One First Union Center, Charlotte, NC 28288.

          (b) For a description of the other business of the sub-adviser to Evergreen Emerging Markets Growth Fund ("Emerging Markets Growth Fund"), see the section entitled "Management of the Funds-Sub-Advisers-Emerging Markets Growth Fund" in Part A.

               The Principals and principal executive officers of the Emerging Markets Growth Fund's Sub-Adviser, and the Members of the Advisory Board of the Sub-Adviser, are set forth in the following tables. Unless otherwise noted, the position listed under Other Substantial Business, Profession, Vocation or Employment is with Marvin & Palmer Associates, Inc.:

                    MARVIN & PALMER ASSOCIATES, INC.

                                                      Other Substantial
                           Position With              Business, Profession,
        Name               the Sub-Adviser            Vocation or Employment
        ----               ---------------            ----------------------
David F. Marvin, CFA       Chairman                   Portfolio Manager-
                                                      Americas & Currency

Stanley Palmer, CFA        President                  Portfolio Manager-
                                                      Non-U.S.

Karen T. Buckley           Senior Vice President and
                           Chief Financial Officer

Jon A. Stiklorius          Senior Vice President

Eugene J. Mulvaney         Senior Vice President

Terry B. Mason             Vice President             Portfolio Manager-
                                                      Non-U.S.

Jay F. Middleton           Vice President             Portfolio Manager-
                                                      Americas

Todd D. Marvin             Vice President             Portfolio Manager-
                                                      Non-U.S.

William Nord               Vice President

Robert P. Sanna            Vice President

David L. Schaen            Vice President

Raymond J. Deschenes       Vice President


                         ADVISORY BOARD MEMBERS

       Irving S. Shapiro                  Paul Craig Roberts

       William C. Lickle                  The Hon. Charles J. Pilliod, Jr.

       Charles L. Brown                   Dr.-Ing. Klaus G. Lederer

       Alexander F. Giacco                The Rt. Hon. Lord Moore, P.C.


          (c)  For a description  of the other  business of the  sub-adviser  to
               Evergreen   International  Equity  Fund  ("International   Equity
               Fund"), see the section entitled "Management of the Funds-Sub-Advisers-International Equity Fund" in Part A.

     Warburg is a wholly owned subsidary of Warburg, Pincus Counsellors G.P., and acts as sub-advisor to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or emploment of a substantial nature during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Warburg (SEC File No. 801-07321)

Item 29. Principal Underwriters

         Evergreen Keystone Distributor, Inc.(formerly known as Evergreen Funds Distributor, Inc.) The Director and principal executive officers are:

Director          Michael C. Petrycki

Officers          Robert A. Hering           President
                  Michael C. Petrycki        Vice President
                  Gordon Forrester           Vice President
                  Lawrence Wagner            VP, Chief Financial Officer
                  Steven D. Blecher          VP, Treasurer, Secretary
                  Elizabeth Q. Solazzo       Assistant Secretary
                  Thalia M. Cody             Assistant Secretary

         Evergreen Keystone Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:

   Evergreen Trust
        Evergreen Fund
        Evergreen Aggressive Growth Fund
   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   The Evergreen Total Return Fund
   The Evergreen American Retirement Trust:
        The Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   The Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Short-Intermediate Municipal Fund-CA
        Evergreen Florida High Income Municipal Bond Fund
        Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund
   Evergreen Money Market Trust
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund
   Evergreen Investment Trust
        Evergreen Emerging Markets Growth Fund
        Evergreen  International Equity  Fund
        Evergreen  Balanced Fund
        Evergreen  Value Fund
        Evergreen  Utility Fund
        Evergreen Short-Intermediate Bond Fund*(formerly Evergreen Fixed Income) Evergreen U.S. Government Fund
        Evergreen Florida Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen South Carolina  Municipal Bond Fund
        Evergreen  Virginia  Municipal Bond Fund
        Evergreen  High Grade Tax Free Fund
        Evergreen  Treasury  Money Market Fund
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund
        Evergreen Intermediate-Term Bond Fund
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund
        Evergreen New Jersey Tax Free Income Fund
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
        Evergreen VA Global Leaders Fund


Item 30.    Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase NY  10577

First Union National Bank of North Carolina One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288

State Street Bank and Fund Company P.O. Box 8609, Boston, MA 02266-8609


Item 31.    Management Services:  Not applicable.

Item 32.    Undertakings:

            Registrant  hereby  undertakes  to  comply  with the  provisions  of
            Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

            Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


--------------------


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 48 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 2nd day of January, 1997.

                                      EVERGREEN INVESTMENT TRUST

                                        /s/ John J. Pileggi
                                   by-----------------------------
                                        John J. Pileggi, President
                                        by James P. Wallin
                                        Attorney - In - Fact


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 48 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                         Title                      Date
-----------                        -----                      ----
/s/John J. Pileggi
-----------------------            President and             January 2, 1997
John J. Pileggi                    Treasurer
by James P. Wallin
Attorney - In - Fact

/s/ Laurence B. Ashkin
-----------------------            Trustee                   January 2, 1997
Laurence B. Ashkin
by James P. Wallin
Attorney - In - Fact


/s/Foster Bam
-----------------------            Trustee                   January 2, 1997
Foster Bam
by James P. Wallin
Attorney - In - Fact


/s/James S. Howell
-----------------------            Trustee                   January 2, 1997
James S. Howell
by James P. Wallin
Attorney - In - Fact


/s/Gerald M. McDonnell
-----------------------            Trustee                   January 2, 1997
Gerald M. McDonnell
by James P. Wallin
Attorney - In - Fact


/s/Thomas L. McVerry
-----------------------            Trustee                   January 2, 1997
Thomas L. McVerry
by James P. Wallin
Attorney - In - Fact

/s/William Walt Pettit
-----------------------            Trustee                   January 2, 1997
William Walt Pettit
by James P. Wallin
Attorney - In - Fact


/s/Russell A. Salton, III, M.D
------------------------------     Trustee                   January 2, 1997
Russell A. Salton, III, M.D
by James P. Wallin
Attorney - In - Fact

/s/Michael S. Scofield
-----------------------            Trustee                   January 2, 1997
Michael S. Scofield
by James P. Wallin
Attorney - In - Fact

                                INDEX TO EXHIBITS


Exhibit
Number                   Description

5(ii)                    Sub-Advisory Agreement between
                         First Union National Bank of
                         North Carolina and Warburg, Pincus
                         Counsellors, Inc.

11                       Consent of Independent
                         Accountants

17                       Financial Data Schedules